                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                                (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Express Scripts, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement. If other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                                     ---------------------------

(5)  Total fee paid:
                    ------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                                 -----------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                                       -------------------------

     (3)  Filing party:
                       ---------------------------------------------------------

     (4)  Date filed:
                     -----------------------------------------------------------

                             [EXPRESS SCRIPTS LOGO]
                             EXPRESS SCRIPTS, INC.
                             13900 RIVERPORT DRIVE
                        MARYLAND HEIGHTS, MISSOURI 63043

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001

     The 2001 Annual Meeting of Stockholders of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, on Wednesday, May 23, 2001, at 9:30 a.m. Central Time (the "Meeting"), to consider and act upon the following matters:

     1. to elect eight (8) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

     2. to approve and ratify the adoption of the Express Scripts, Inc. 2000 Long-Term Incentive Plan;

     3. to ratify the adoption of the indemnification and insurance amendment to the Company's Bylaws;

     4. to approve and ratify the Company's proposed Amended and Restated Certificate of Incorporation;

     5. to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the Company's current fiscal year; and


     6. to transact such other business as may properly come before the Meeting or any adjournments thereof.


     Only stockholders of record at the close of business on March 30, 2001, are entitled to notice of and to vote at the Meeting. At least ten days prior to the Meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the Meeting, during ordinary business hours, at the office of the Secretary of the Company at 13900 Riverport Drive, Maryland Heights, Missouri 63043. As a stockholder of record, you are cordially invited to attend the Meeting in person. Whether or not you expect to be present at the Meeting, please either complete, sign and date the enclosed Proxy and mail it promptly in the enclosed envelope, or vote electronically via the Internet or telephone as described in greater detail in the Proxy Statement. Returning the enclosed Proxy, or voting electronically or telephonically, will not affect your right to vote in person if you attend the Meeting.

                                      By Order of the Board of Directors

                                      [/s/ Thomas M. Boudreau]
                                      Thomas M. Boudreau
                                      Secretary
13900 Riverport Drive
Maryland Heights, Missouri 63043
April 9, 2001

     EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE BY TELEPHONE OR THE INTERNET, OR EXECUTE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY. A RETURN ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. TELEPHONE AND INTERNET VOTING INFORMATION IS PROVIDED ON YOUR PROXY CARD. SHOULD YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Proxy Statement.............................................      1
Voting Securities...........................................      1
Security Ownership of Certain Beneficial Owners and
  Management................................................      3
Item I -- Election of Directors.............................      4
  Committees of the Board of Directors......................      6
  Report of the Audit Committee.............................      6
  Directors' Compensation...................................      7
  Report of the Compensation Committee on Executive
     Compensation...........................................      7
  Compensation Committee Interlocks and Insider
     Participation..........................................     11
  Performance Graph.........................................     12
  Executive Compensation....................................     13
  Certain Relationships and Related Transactions............     20
Item II -- Express Scripts, Inc. 2000 Long-Term Incentive
  Plan, as Amended..........................................     22
Item III -- Indemnification and Insurance Amendment to
  Bylaws....................................................     30
Item IV -- Proposed Amended and Restated Certificate of
  Incorporation.............................................     34
Item V -- Ratification of Appointment of Independent
  Accountants...............................................     35
Stockholder Proposals.......................................     36
Other Matters...............................................     36
Voting Via the Internet or By Telephone.....................     36
Solicitation of Proxies.....................................     37
Exhibit A -- Audit Committee Charter
Exhibit B -- Express Scripts, Inc. 2000 Long-Term Incentive
  Plan, as Amended
Exhibit C -- Indemnification and Insurance Amendment to
  Bylaws
Exhibit D -- Proposed Amended and Restated Certificate of
  Incorporation

                             [EXPRESS SCRIPTS LOGO]
                             EXPRESS SCRIPTS, INC.
                             13900 RIVERPORT DRIVE
                        MARYLAND HEIGHTS, MISSOURI 63043
                            ------------------------


                      2001 ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Express Scripts, Inc., a Delaware corporation (the "Company"), to be voted at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") and any adjournment thereof. The Meeting will be held at the principal executive offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, on Wednesday, May 23, 2001, at 9:30 a.m. Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This Proxy Statement and the accompanying Proxy will be first sent or given to stockholders on or about April 9, 2001.


     INSTEAD OF SUBMITTING YOUR PROXY WITH THE PAPER PROXY CARD, YOU MAY BE ABLE TO VOTE ELECTRONICALLY BY TELEPHONE OR VIA THE INTERNET. See "Voting Via the Internet or By Telephone" on page 36 of this Proxy Statement, or the instructions on the proxy card, for further details. Please note that there are separate Internet and telephone voting arrangements depending upon whether your shares are registered in your name or in the name of a broker or bank.


     IF YOU VOTE BY TELEPHONE OR INTERNET, IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD.


     A Proxy, in the accompanying form, which is properly executed and duly returned to the Company, or a proxy which is submitted electronically via the Internet or by telephone, and which proxy is not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted as follows: (i) for the nominees for director named in this Proxy Statement; (ii) for the adoption and ratification of the Express Scripts, Inc. 2000 Long-Term Incentive Plan; (iii) for the ratification of the adoption of the indemnification and insurance amendment to the Company's Bylaws; (iv) for the approval and ratification of the Company's Amended and Restated Certificate of Incorporation; (v) for ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 2001; and (vi) in accordance with the judgment of the person or persons voting the Proxies on any other matter that may properly be brought before the Meeting and any adjournment thereof. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by executing and delivering a subsequent Proxy or by attending and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote will have been cast pursuant to the authority conferred by such Proxy. Those voting via the Internet or by telephone may also revoke their Proxy by attending the Meeting or by voting again, at a later time, via the Internet, by telephone, or by submitting the Proxy card in accordance with the instructions thereon.


                               VOTING SECURITIES


     Stockholders of record as of the close of business on March 30, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were 39,133,374 outstanding shares of the Company's Class A Common Stock, $.01 par value per share (the "Common Stock").


     Until November 7, 2000, the Company had two classes of Common Stock outstanding: Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), and Class B Common Stock, $.01 par value per share (the "Class B Common Stock"). All of the outstanding shares of the Class B Common Stock were owned by NYLIFE HealthCare Management, Inc. ("NYLife HealthCare"), a Delaware corporation and an indirect subsidiary of New York Life Insurance Company, a New York mutual insurance company ("New York Life"). The Class B Common Stock was convertible into shares of Class A Common Stock on a share-for-share basis at any time at the option of the holder and would be converted automatically to Class A Common Stock upon any transfer to any entity other than New York Life or its affiliates. Each holder of the Class A Common Stock was entitled to one vote for each share held by such holder, and each holder of the Class B Common Stock was entitled to ten votes for each share held by such holder. In all respects other than voting power and the convertibility of the Class B Common Stock, the Class A Common Stock and Class B Common Stock were identical. The Class A Common Stock and the Class B Common Stock voted together as a single class on all matters except where Delaware law or the Company's Certificate of Incorporation required otherwise.

     On November 7, 2000, NYLife HealthCare exchanged each outstanding share of Class B Common Stock for one share of Class A Common Stock and then immediately distributed such shares to NYLIFE, LLC ("NYLife"), a Delaware limited liability company and a subsidiary of New York Life. Consequently, as of November 7, 2000, the Company reacquired all of its Class B Common Stock and currently holds them as treasury shares. Immediately following the exchange and distribution to NYLife, NYLife completed the sale of 6,900,000 shares of Class A Common Stock to the public through a secondary offering (the "November Offering"). Contemporaneous with the November Offering, the Express Scripts Automatic Exchange Security Trust (the "Trust"), a closed-end investment company that is not affiliated with the Company, sold 3,450,000 investment units to the public. Upon maturity of the investment units, the Trust may deliver up to 3,450,000 shares of Class A Common Stock owned by NYLife to the holders of the investment units. The Company did not and will not receive any proceeds from the secondary offering or the offering by the Trust.

     As a result of these transactions, as of November 7, 2000, the Company no longer has any shares of Class B Common Stock outstanding. Prior to the transactions, NYLife and the holders of Class A Common Stock had control over approximately 86.5% and 13.5%, respectively, of the combined voting power of all classes of Common Stock. However, as of November 7, 2000, due to the exchange of Class B Common Stock for Class A Common Stock and the completion of the secondary offering described above, NYLife had approximately 21.1% of the voting power of the Class A Common Stock, which includes the right to vote the 3,450,000 Class A shares that constitute the maximum number of shares which may be delivered by the Trust upon exchange of the Trust issued investment units.


     However, New York Life and its subsidiaries have agreed that prior to delivery of any shares of Class A Common Stock by the Trust to the holders of the Trust investment units, they will vote the 3,450,000 shares in the same proportion and to the same effect as the votes cast by other stockholders at any meeting of stockholders, subject to the following exceptions: New York Life is contractually obligated to vote its 8,120,000 shares (which includes the above-described 3,450,000 Trust shares and 4,670,000 other shares) in favor of the slate of nominees for directors which have been recommended by our Board of Directors for election by stockholders at the Meeting and the approval and ratification of the adoption of the Express Scripts, Inc. 2000 Long-Term Incentive Plan. See "Certain Relationships and Related Transactions" beginning on page 20 for additional information regarding these transactions.



     The Board of Directors has approved the reclassification of the Class A Common Stock on a share-for-share basis as Common Stock. If the stockholders so approve, the Common Stock will not have separate classes, and the Common Stock will have the rights, privileges, and designations set forth in the proposed Amended and Restated Certificate of Incorporation. See "Proposed Amended and Restated Certificate of Incorporation" beginning on page 34 for additional information on the rights, privileges, and designations of the Common Stock.


     Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by Proxy, of the holders of shares entitled to cast a majority of the votes of all outstanding shares entitled to vote will constitute a quorum at the Meeting. A stockholder who abstains from a vote by registering an abstention vote will be deemed present at the Meeting for quorum purposes, but such abstention will have the same effect as a vote against the particular matter under consideration. In the event a nominee holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the Meeting for quorum purposes but will be disregarded. Thus, on the proposal to elect directors, which requires a plurality of the votes of shares present in person or represented by Proxy and entitled to vote on the election of directors, abstentions and non-votes will have no effect. However, (i) the approval and ratification of the Express Scripts, Inc. 2000 Long-Term Incentive Plan, (ii) the ratification of the adoption of the indemnification and insurance amendment to the Bylaws, and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 2001, each requires the affirmative vote of the holders of a majority of the stock having voting power on such matters present, in person or by Proxy, and entitled to vote at the Meeting, voting as a single class. Accordingly, abstentions will have the same effect as votes against these matters, while non-votes will be disregarded and have no effect on the outcome of these matters. The approval and ratification of the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote at the Meeting. Therefore, abstentions and non-votes will have the same effect as votes against this matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 1, 2001 (unless otherwise noted) by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each of the five most highly compensated executive officers and each director of the Company, and
(iii) all executive officers and directors of the Company as a group. Included are amounts of shares which may be acquired on March 1, 2001 or within 60 days of March 1, 2001 pursuant to the exercise of stock options by employees or outside directors. Unless otherwise indicated, each of the persons or entities listed below exercises sole voting and investment power over the shares that each of them beneficially owns.

                                                                  SHARES BENEFICIALLY OWNED
                                                                -----------------------------
                      NAME AND ADDRESS                           NUMBER      PERCENT OF CLASS
                      ----------------                           ------      ----------------
Stuart L. Bascomb(1)........................................       75,540             *
Gary G. Benanav.............................................        1,000             *
Frank J. Borelli(2).........................................        9,600             *
Thomas P. Mac Mahon.........................................           --            --
Richard A. Norling..........................................        3,725             *
Seymour Sternberg(3)........................................        5,000             *
Barrett A. Toan(4)..........................................      568,000           1.5%
Howard L. Waltman(5)........................................       41,067             *
Norman Zachary(6)...........................................       29,667             *
Mark O. Johnson(7)..........................................       17,126             *
David A. Lowenberg(8).......................................       68,640             *
George Paz(9)...............................................       24,440             *
Directors and Executive Officers as a Group (17
  persons)(10)..............................................    1,004,485           2.6%
FMR Corp.(11)...............................................    4,541,343          11.6%
  82 Devonshire Street
  Boston, Massachusetts 02109
NYLIFE LLC(12)(13)..........................................    8,120,000          20.8%
  51 Madison Avenue
  New York, NY 10010

-------------------------
  *  Indicates less than 1%

 (1) Consists of options for 59,560 shares granted under the Company's Amended and Restated 1992 and 1994 Stock Option Plans, and its 2000 Long Term Incentive Plan (collectively, the "Employee Stock Option Plans"), 6,680 restricted shares awarded under the 2000 Long Term Incentive Plan ("2000 LTIP"), and 9,300 shares owned by Mr. Bascomb, of which 3,300 shares are held as co-trustee (with shared voting and dispositive power) of a trust for the benefit of his mother. Excluded are 1,457 phantom shares invested in the Company Stock Fund under the Company's Executive Deferred Compensation Plan (the "EDCP"), calculated as of December 31, 2000.

 (2) Consists of options for 9,600 shares granted under the Amended and Restated 1992 Stock Option Plan for Outside Directors (the "Outside Directors Plan").

 (3) Excludes 360 shares held by Mr. Sternberg's son, as to which shares Mr. Sternberg disclaims beneficial ownership.


 (4) Consists of options for 477,000 shares granted under the Employee Stock Option Plans. (See "Executive Compensation -- Stock Options" for a description of certain restrictions on Mr. Toan's ability to transfer shares subject to options and "Executive Compensation -- Employment Agreements" for a description of the terms of his employment agreement with the Company governing his options), 21,500 shares owned by Mr. Toan, and 69,500 restricted shares awarded under the 2000 LTIP. Excluded are 596 phantom shares invested in the Company Stock Fund under the EDCP.


 (5) Consists of options for 40,067 shares granted under the Outside Directors Plan, and 1,000 shares owned by Mr. Waltman.

 (6) Consists of options for 28,667 shares granted under the Outside Directors Plan, and 1,000 shares owned by Mr. Zachary.

 (7) Consists of options for 10,346 shares granted under the Employee Stock Option Plans, 100 shares owned by Mr. Johnson, and 6,680 restricted shares awarded under the 2000 LTIP.

 (8) Consists of options for 59,540 shares granted under the Employee Stock Option Plans, 300 shares owned by Mr. Lowenberg and 8,800 restricted shares awarded under the 2000 LTIP. Excluded are 100 shares held by Mr. Lowenberg's son, as to which Mr. Lowenberg disclaims beneficial ownership, and 163 phantom shares invested in the Company Stock Fund under the EDCP, calculated as of December 31, 2000.

 (9) Consists of options for 17,520 shares granted under the Employee Stock Option Plans, 200 shares owned by Mr. Paz, and 6,680 restricted shares awarded under the 2000 LTIP. Excluded are 40 phantom shares invested in the Company Stock Fund under the EDCP, calculated as of December 31, 2000.

(10) Consists of options for 823,200 shares granted under the Outside Directors Plan and the Employee Stock Option Plans, 50,585 shares owned by directors and officers as a group, and 131,060 restricted shares awarded under the 2000 LTIP. Excluded are 3002 phantom shares invested in the Company Stock Fund under the EDCP, calculated as of December 31, 2000.

(11) The information with respect to the beneficial ownership of these shares as of December 31, 2000 has been obtained from a copy of an Amendment No. 3 to
     Schedule 13G filed February 13, 2001. Such filing reports that the beneficial owner is a registered investment advisor and it has sole voting and dispositive power as to all of the shares reported.

(12) The information with respect to the beneficial ownership of these shares as of December 31, 2000 has been obtained from a copy of an Amendment No. 2 to
     Schedule 13G filed February 9, 2001. Such filing reports that the beneficial owner shares voting power with respect to all of the shares reported but has sole dispositive power as to all of the shares reported. NYLife is the beneficial owner of the shares, and New York Life owns the entire limited liability company interest of NYLife and may, as a result, be deemed to be the beneficial owner of the shares. As described under "Voting Securities" above, NYLife has retained the right to vote 3,450,000 shares of Common Stock which the Trust may deliver upon exchange of the Trust Securities offered in the Trust offering, unless such shares are delivered pursuant to the terms of the Trust. New York Life and its subsidiaries have agreed to vote any shares of Common Stock that may be delivered by the Trust in the same proportion and to the same effect as the votes cast by our other stockholders at any meeting of stockholders, subject to two exceptions relating to elections of directors and approval of our 2000 LTIP.

(13) Messrs. Benanav and Sternberg, directors of the Company, are also directors and/or held various executive positions with New York Life and/or NYLife HealthCare, as described herein. They disclaim beneficial ownership of the Company's Common Stock owned by NYLife.

                            I. ELECTION OF DIRECTORS


     In November, 2000, the number of directors was decreased from fifteen to nine by the Board of Directors pursuant to the Company's Bylaws. At the Meeting, a total of eight (8) directors are to be elected to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Richard A. Norling is retiring from the Board of Directors upon the expiration of his current term, resulting in a vacancy on the Board. The full Board of Directors is in the process of evaluating candidates, and expects to fill such vacancy after the Meeting at such time as an appropriate candidate has been identified. Proxies cannot be voted for a greater number of persons than the number of nominees named below. Unless otherwise specified, all Proxies will be voted in favor of the eight (8) nominees listed below for election as directors of the Company.


     The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. If a vacancy occurs among the original nominees prior to the Meeting, the Proxies will be voted for a substitute nominee named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast. New York Life and its subsidiaries are contractually obligated to vote their 8,120,000 shares (which includes the 3,450,000 Trust shares) for election of the eight nominees.


     In connection with the November Offering, the Company agreed that NYLife would have the right to nominate up to two directors, subject to certain conditions as described in "Certain Relationships and Related Transactions -- Stockholder and Registration Rights Agreement" beginning on page 21. Messrs. Benanav and Sternberg have been so nominated by NYLife.

     The following information is furnished as of March 1, 2001, with respect to each of the nominees for the Board of Directors:

NAME, POSITION AND PRINCIPAL OCCUPATION

     STUART L. BASCOMB, 59, was elected a director of the Company in January 2000. Mr. Bascomb has been an Executive Vice President of the Company since March 1989, serving as the Executive Vice President of Sales and Provider Relations from May 1996 to the present, and as the Executive Vice President and Chief Financial Officer from March 1992 until May 1996.

     GARY G. BENANAV, 55, was elected a director of the Company in January 2000. Mr. Benanav has been Chairman and Chief Executive Officer of New York Life International, Inc. since December 1997, and a Vice Chairman of New York Life since November 1999. He was Executive Vice President of New York Life from December 1997 until November 1999. Prior to joining New York Life, Mr. Benanav served as the Chairman of Aeris Ventures, a venture capital firm, from January 1997 until November 1997 and as the Chief Operating Officer of ProHealth Physicians, Inc., a physicians' management services organization, from October 1996 until November 1997. From July 1972 until May 1996, Mr. Benanav served in various capacities with Aetna Life and Casualty Company, including Executive Vice President from and after December 1993. He is also a director of New York Life and Barnes Group, Inc.

     FRANK J. BORELLI, 65, was elected a director of the Company in January 2000. Mr. Borelli has been Senior Advisor and Retired Chief Financial Officer of Marsh & McLennan Companies ("MMC"), a global professional services firm, since January 2001. Mr. Borelli was Senior Vice President and a director of MMC from October 1994 until January 2001, and was also Chief Financial Officer of MMC from October 1994 until January 2000. Mr. Borelli is also a director of The Interpublic Group of Companies Inc.

     THOMAS P. MAC MAHON, 54, was elected a director of the Company in March 2001 to fill the vacancy created by the resignation of Ms. Barbara B. Hill. Mr. Mac Mahon has served as President and Chief Executive Officer and a member of the Executive and Management Committees of Laboratory Corporation of America ("LabCorp"), the second largest independent clinical laboratory company in the U.S., since January 1997. Mr. Mac Mahon has been a director of LabCorp since April 1995, serving as Chairman of the Board since April 1996, and as Vice Chairman from April 1995 until April 1996. Mr. Mac Mahon was Senior Vice President of Hoffmann-La Roche Inc. from 1993 to January 1997 and President of Roche Diagnostics Group and a Director and member of the Executive Committee of Hoffmann-La Roche from 1988 to January 1997.

     SEYMOUR STERNBERG, 57, was elected a director of the Company in March 1992. Mr. Sternberg has been the Chairman, President and Chief Executive Officer of New York Life since April 1997. He has been with New York Life since February 1989, serving as the President and Chief Operating Officer from October 1995 to April 1997. Mr. Sternberg is also a director or an officer of a number of New York Life subsidiaries.


     BARRETT A. TOAN, 53, was elected Chairman of the Board of the Company in November 2000, Chief Executive Officer in March 1992, and President and a director in October 1990. Mr. Toan has been an executive employee of the Company since May 1989. Pursuant to Mr. Toan's employment agreement, failure of the stockholders to elect Mr. Toan to the Board of Directors would entitle Mr. Toan to terminate his employment for "Good Reason" (as defined in the agreement). See "Executive Compensation -- Employment Agreements" beginning on page 16.


     HOWARD L. WALTMAN, 68, has been a director of the Company since its inception in September 1986, and served as Chairman of the Board of the Company from March 1992 until November 2000. Mr. Waltman also serves as an advisor to Galen Group, a venture capital fund, and is a director of Computer Outsourcing Services Inc.

     NORMAN ZACHARY, 74, was elected a director of the Company in March 1992. From June 1967 to November 1991, Mr. Zachary held various positions at Logica Data Architects, Inc. (formerly known as Data Architects, Inc.) ("Logica"), a consulting and software development company, including serving as President and a director until November 1990. Logica provided consulting services to New York Life from time to time.

RETIRING DIRECTOR

     RICHARD A. NORLING, 55, is retiring from the Company's Board of Directors at the end of his current term. Mr. Norling was elected a director in March 1992. He has been the Chief Executive Officer of Premier, Inc., the largest voluntary healthcare alliance in the U.S., since September 1998. From September 1997 until September 1998,

Mr. Norling was the Chief Operating Officer of Premier. From July 1989 until joining Premier, Mr. Norling was the President and Chief Executive Officer of Fairview Hospital and HealthCare Services, a regional integrated network of hospitals, ambulatory care services and health care management enterprises. Mr. Norling is also a director of Premier.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has established a Corporate Governance Committee, an Audit Committee, and a Compensation Committee of the Board of Directors. The Corporate Governance Committee (comprised of Messrs. Bascomb (Non-Voting Member), Borelli, Toan (Non-Voting Member), Sternberg and Waltman (Chairperson)) reviews and recommends candidates to the full Board of Directors for nomination to serve on the Board of Directors, and generally oversees the administration of the Board and the corporate governance of the Company. The nominees for election as directors of the Company are chosen by the full Board of Directors, as there is no standing Nominating Committee entrusted with this function. The Audit Committee (comprised of Messrs. Borelli (Chairperson), Norling and Zachary) reviews the internal controls of the Company and oversees the Company's internal and external audit processes. The Compensation Committee (comprised of Messrs. Benanav (Chairperson), Waltman and Zachary) administers the Company's compensation plans. Prior to November, 2000, the Company also had an Executive Committee which, during intervals between meetings of the Board of Directors, had all the powers and authority of the Board of Directors, except as otherwise provided by the Board of Directors, the Company's Bylaws, or as required by law. The Executive Committee was disbanded in November, 2000.

     During 2000, the Board of Directors held eleven meetings, the Executive Committee held four meetings, the Audit Committee held five meetings, and the Compensation Committee held twelve meetings. The Corporate Governance Committee was formed in November 2000, but did not hold its first meeting until 2001. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the Committees on which he or she served during 2000.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of Express Scripts, Inc. (the "Committee") is composed of three directors who meet the independence requirements of Rule 4200(a)(14) of the National Association of Securities Dealers ("NASD") listing standards. Since 1992 the Committee has operated under a Charter adopted by the Board of Directors. The Charter was comprehensively amended in 2000 and is attached to this proxy statement as Exhibit A.

     The Committee submits the following report under Regulation S-K of the Securities and Exchange Commission:

     - The Committee has reviewed and discussed with management and with PricewaterhouseCoopers LLP ("PwC"), the Company's independent auditors, the audited and consolidated financial statements of the Company for the year ended December 31, 2000 (the "Financial Statements").

     - PwC has advised the management of the Company and the Committee that it has discussed with them all the matters required to be discussed by SAS 61, as modified, which include among other items, matters related to the conduct of the audit of the Financial Statements.

     - The Committee has received from PwC the written disclosures and the letter required by Independent Standards Board Standard No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed PwC's independence with them.

     - Based upon the aforementioned review, discussions and representations of PwC, and the unqualified audit opinion presented by PwC on the Financial Statements, the Committee recommended to the Board of Directors that the Financial Statements be included in the Company's Annual Report on Form 10-K.

                                         Respectfully submitted,

                                         Frank Borelli, Chairman
                                         Richard A. Norling
                                         Norman Zachary

                            DIRECTORS' COMPENSATION


     Directors of the Company who are also employed by the Company or its subsidiaries do not receive compensation for serving as directors. During 2000, directors who were not employees of the Company, its subsidiaries, or New York Life or its subsidiaries, received an annual retainer of $10,000 and a fee of $750 for each Board or Committee meeting attended. Effective January 1, 2001, compensation for directors who are not employees of the Company or its subsidiaries was modified to provide that Committee chairpersons will receive an annual retainer of $15,000 and other non-employee directors will receive an annual retainer of $10,000. Meeting fees for non-employee directors were also modified to provide that each such individual will receive a fee of $1,500 for each meeting attended in person, and will receive a fee of $500 for each meeting in which the director participates by telephone. Directors who are employees of New York Life or its subsidiaries also began receiving such compensation effective January 1, 2001. The Company also reimburses non-employee directors for out-of-pocket expenses incurred in connection with attending Board and Committee meetings.


     Under the Outside Directors Plan, effective January 24, 1996, each non-employee director who was first elected or appointed as a non-employee director on or after such date received a ten-year option to purchase 48,000 shares of Common Stock as of the date of the first Board meeting he or she attended as a non-employee director, at an exercise price equal to the fair market value of the Common Stock at the date of grant. These options became exercisable in five equal installments at the rate of one-fifth per year on each anniversary of the grant date. In addition, each non-employee director who was first elected or appointed as a non-employee director prior to January 24, 1996 received an option to purchase 20,000 shares, in addition to the 28,000 previously granted, at an exercise price equal to the fair market value of the Common Stock at the date of grant. These additional options vested in two installments of 10,000 shares each on June 16, 1996 and June 16, 1997.

     Effective January 27, 1999, each non-employee director who was first elected or appointed as a non-employee director prior to said January 27, 1999, and was still serving in such capacity on such date, received an option to purchase 2,500 shares of Common Stock on such date, at an exercise price equal to the fair market value of the Common Stock on such date, in addition to any options previously granted. Two-thirds of these additional options have vested; the balance will vest on January 27, 2002 or earlier upon a change in control (as defined) or death or disability.


     If the stockholders approve and ratify the adoption of the Express Scripts, Inc. 2000 Long-Term Incentive Plan, as amended (the "2000 LTIP"), each non-employee director who is first elected or appointed as a non-employee director after the adoption of the 2000 LTIP will receive (i) an option to purchase 3,000 shares of the Company's Common Stock on the date of the first Board meeting he or she attends as a non-employee director, and a like grant on each anniversary of such date, and (ii) an option to acquire 4,000 shares of the Company's Common Stock on the date of the first Board meeting he or she attends as a non-employee director, and a like grant each third year thereafter. Such options will have a purchase price of 100% of the fair market value of the shares and a seven-year term. They will vest at the rate of one-third each year and will terminate immediately at such time as the individual ceases to be a non-employee director for any reason other than death or disability or change in control (as defined), provided that if the non-employee director is 65 at the time of such cessation, any unexercisable portion will terminate immediately, and any exercisable portion will terminate three months after such cessation. If the optionee ceases to be a non-employee director because of death or disability, all options will be immediately exercisable and will terminate three months after such cessation. In the event of a change in control, the options will fully vest. After the effective date of the 2000 LTIP, no additional awards can be made under the Outside Directors Plan. See "Express Scripts, Inc. 2000 Long-Term Incentive Plan" beginning on page 22 for additional information about the 2000 LTIP.


                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's compensation plans, including the Company's Long Term Incentive Plan and its Executive Deferred Compensation Plan. The Committee's overall recommendations regarding compensation are subject to approval of the Board of Directors.

COMPENSATION PLAN

     The Company's general compensation policy for its executive officers, including the Chief Executive Officer ("CEO"), is to provide short-term compensation consisting of two components, a fixed base salary and a cash bonus that is awarded based upon specific short-term financial and non-financial objectives for the executive and the Company, and long-term compensation consisting of a mix of equity-based programs, primarily options to purchase the Company's stock and grants of restricted stock. The option and restricted stock awards are based upon the Committee's judgment as to the relative contribution of each executive to the long-term success of the Company. In addition, the Company has adopted a deferred compensation plan for senior executives and has entered into employment agreements with certain key executives.

     The CEO consults with the Committee regarding the compensation of the Company's executive and senior vice presidents. The Committee reviews executive compensation at least on an annual basis. The Company's policy is to combine short-term compensation, long-term incentive compensation and other components of the compensation package for executives to create a total compensation package that is competitive with compensation packages for executive officers of similarly sized companies in comparable businesses.

     During 2000, the Company engaged a nationally recognized consulting firm to review compensation levels for the Company's executive officers. The study was based on a group of comparable companies in health care and technology intensive businesses, together with other companies with high-growth characteristics similar to those of the Company (the "Comparable Companies"). These companies included companies different from those in the peer group index in the Company's performance graph. The consultant compared compensation for the Company's executive officers, including its CEO, against the total compensation received by executives in comparable positions at the Comparable Companies. After reviewing the conclusions of the consultant's report, the Committee approved certain adjustments to the base salary and bonus levels for the executive officers to take effect July, 2000. The Committee also recommended a substantial increase in long-term incentive compensation awards for certain executive officers in the form of additional stock options, additional grants of restricted stock, and deferred cash awards in the form of contributions to the Company's Executive Deferred Compensation Plan.


     In connection with these additional long-term incentive awards the Company has entered into long-term employment agreements with certain of these key executives. See "Executive Compensation -- Employment Agreements" beginning on page 16 for additional information.


     The Committee continues to evaluate the impact of Section 162(m) of the Internal Revenue Code on the deductibility of executive officer compensation. The Committee endeavors to maximize the deductibility of compensation to the extent practicable while maintaining competitive compensation.

COMPONENTS OF EXECUTIVE COMPENSATION

     BASE SALARY: The Committee determines the salary ranges for each executive officer position in the Company based upon the level and scope of responsibilities of the position and the pay levels of similarly positioned executive officers in companies deemed comparable by the Committee. The CEO's evaluation of the level of responsibility of each position (other than his own) and the performance of each other executive officer is of paramount importance when base salary is determined. For 2000 compensation, the Committee obtained information about the salary and total compensation of officers in comparable companies through review of published reports and periodic surveys. Base salary levels for 2001 will be adjusted based on generally available salary data and data from the consultant's study described above, together with the CEO's evaluation.


     ANNUAL BONUS COMPENSATION: Each executive officer's bonus currently has three components: (i) an amount based on the Company's profitability goal for the year, (ii) an amount based on the Company's success in achieving consolidation and integration of certain of its information technology systems, and (iii) an amount based on achieving specific work plan and related objectives. For each executive officer, each component of the bonus is expressed as a specific dollar amount. In general, the profitability component represents between 50% and 100% of the total annual bonus amount, the IT integration component represents between 0% and 25% of the total bonus amount, and the work plan objectives represent between 0% and 25%. The potential bonus amount for 2000 for the executive officers (other than the CEO) is between approximately 44% and 60% of their respective base salaries, depending on the extent to which an executive officer's department can help meet certain Company-wide goals. However, for fiscal 2000, the Company instituted a program pursuant to which all bonus-eligible employees, including each executive officer, could earn up to 200% of their total potential bonus, depending upon the Company's achievement of certain financial measures.


     Executive officers are eligible for annual bonus payments only to the extent that the Company meets certain predetermined profitability goals, which are approved by the Board in its annual review of the Company's budget. For

2000, the goals were principally based on the Company's budgeted net income. If the Company meets these profitability goals, the executive will receive the specified profitability portion of the bonus.

     In determining the IT integration component of the bonus the Committee determines the extent to which the Company meets its Year 2000 goals for IT consolidation as a whole. To the extent that these goals were achieved, the executives can receive this portion of the target bonus.

     Finally, in determining the amount of the work plan bonus component to be paid, the Committee examines the executive's individual contribution to his or her departmental work plan and the extent to which the departmental work plan goals have been achieved. The departmental work plan goals are determined based upon the departmental function, and include such items as development and marketing of new products and programs within a specified time frame, systems enhancements to support new products and programs, improvements in mail service pharmacy processing costs and enhancements in the provider networks. The IT integration and work plan components of the bonus for 2000 are available only to the extent that the Company's overall 2000 profitability goals are achieved.

     For 2000, actual aggregate bonuses paid to current executive officers, including the CEO, represented approximately 55% of the salaries and bonuses paid to these officers, compared to 42% for 1999. Actual aggregate bonuses paid to all current executive officers who received bonuses for 2000 represented approximately 182% of the total amounts allocated for bonuses for these executive officers and approximately 17% of the total bonus amounts paid to all employees for 2000, compared to 102% and 18%, respectively, in 1999. As described above, the Company instituted a program pursuant to which all bonus-eligible employees could earn up to 200% of their total potential bonus for 2000, which resulted in the payouts in excess of 100%.


     LONG TERM INCENTIVE COMPENSATION: Long-term incentive compensation is provided in the form of either stock options or grants of restricted stock. These equity awards are designed to align the executive's compensation more directly with stockholder value by linking a substantial portion of the executive's compensation to the performance of the Company's stock. Long-term compensation also is designed to encourage executives to make career commitments to the Company.


     Each executive officer receives an initial option grant upon employment with the Company, and typically receives an annual grant of additional stock options thereafter. In 2000 each executive officer also received a grant of restricted stock. The restrictions prohibit sale or transfer of the restricted stock for a period of five years. However, these restrictions can lapse sooner based on the Company meeting certain financial targets for the years 2000, 2001 and 2002. The restricted stock grants made in 2000 were in amounts intended to approximate the number of shares of restricted stock that would be awarded over a period of three years under a hypothetical annual restricted stock grant program that would be supplemental to the Company's annual option grant program.

     The size of an executive's equity compensation awards are based upon the CEO's and the Committee's evaluation of the contribution that the executive officer is expected to make to overall growth and profitability of the Company during the vesting period of the options. The Committee also considers comparable long-term incentive compensation levels at the Comparable Companies.

     In August, 2000, the Committee recommended, and the Board approved, adoption of the Company's 2000 Long Term Incentive Plan (the "2000 LTIP"). The 2000 LTIP supersedes the Company's 1992 and 1994 Employee Stock Option Plans and the Company's 1992 Stock Option Plan for Outside Directors (the "Prior Plans"). The Prior Plans provided only for the issuance of stock options. The Company's compensation consultants recommended that the Company adopt a long-term incentive plan permitting the issuance of other forms of equity-based compensation in order to create a better overall mix of compensation elements. See "Express Scripts, Inc. 2000 Long-Term Incentive Plan" for additional information about the 2000 LTIP.

     Stock options are granted with an exercise price equal to the market value on the date of grant and provide value to recipients only if the Company's stock price increases thereafter. The Committee has discretion to determine the vesting schedule for each option grant and generally makes grants that become exercisable in equal amounts over three years. Except in the cases of retirement, disability or death, in general, executives must be employed by the Company at the time of vesting in order to exercise their options. Reference is made to the text of the Company's employee stock option plans for detailed information on the terms of these plans.

     DEFERRED COMPENSATION PLAN: In December 1998, the Board of Directors adopted the Express Scripts, Inc. Executive Deferred Compensation Plan (the "EDCP"), which also serves as a supplemental retirement plan for executives. The EDCP provides eligible senior and vice-president-level executive employees of the Company and its subsidiaries the opportunity to (i) defer the receipt and taxation of up to 50% of the individual's annual base salary and 100% of his or her annual bonus, and (ii) receive certain annual and past-service contributions from the Company that represent a percentage of the individual's salary and cash bonus compensation. Annual credits vest three years after the end of the plan year or earlier upon reaching age 57. Past service credits vest 50% upon award and the balance over three years or earlier upon reaching age 57. Amounts deferred by participants and Company contributions are assumed to have been invested in any of a number of mutual funds and a Company Common Stock fund. The Company's annual contribution for 2000 was equal to six percent (6%) of each participating executive's cash compensation during the year. The purpose of the EDCP is to provide key executives with more competitive retirement and capital accumulation benefits, to retain and provide incentive to the Company's key executives, and to increase the Company's ability to attract mid-career executives to senior executive positions with the Company. Any compensation deferred under the EDCP would not be included in the $1,000,000 limit provided for under Section 162(m) of the Internal Revenue Code until the year in which distributions from the EDCP are actually made to the participants. Ten of the Company's executive officers, including the Company's chief executive officer and the other four most highly compensated executive officers (the "Named Officers"), participate in the EDCP.


     SEVERANCE ARRANGEMENTS: On January 27, 1998, the Board of Directors authorized the Company to enter into severance agreements with certain executives selected by the Board of Directors, upon recommendation of the Compensation Committee, from time to time. Nine executives, including all of the Named Officers other than the Company's CEO, have entered into such agreements with the Company (the CEO's employment agreement with the Company includes a severance agreement). The severance agreements are designed generally to encourage the Company's key management personnel to remain with the Company and its subsidiaries and to continue to devote their full attention to the Company's business, without distraction from personal uncertainties and risks created by certain events that are not within their control. The severance agreements are operative only in the event the executive's employment with the Company or any of its subsidiaries, as the case may be, terminates for any reason other than death, disability or "cause," or in the event that the executive voluntarily terminates employment for "good reason" (as such terms are defined in the agreements). The severance benefit thereunder generally will be an amount equal to (i) one year's salary at the rate in effect on the date of termination, plus
(ii) an amount equal to the current year's bonus potential multiplied by the average percentage of the bonus potential realized by the executive over the preceding three years, prorated for the portion of the year of termination during which the executive was employed by the Company. See "Executive Compensation-Severance Agreements" beginning on page 19 for additional information regarding the severance agreements.



     As noted below, certain key executives have recently entered into long-term employment agreements with the Company, which supersede this Severance Agreement for such individuals. See "Executive Compensation -- Employment Agreements" beginning on page 16 for additional information.


THE CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The Committee evaluates the performance of the CEO for purposes of recommending to the Board his annual base pay adjustment and annual bonus award. The Committee also determines his annual long-term incentive award. The factors considered in evaluating the CEO's salary in 2000 related to the overall performance of the Company, particularly the increase in revenues, membership, net income and earnings per share, which were evaluated by the Committee.

     Under his employment agreement with the Company, during 2000 the CEO could earn an annual bonus of up to 100% of his base salary for 2000 based upon achievement of performance objectives set by the Board upon recommendation of the Committee. Mr. Toan, like all other bonus-eligible employees, was given the opportunity to earn up to 200% of his total potential bonus for 2000, depending upon the Company's achievement of certain financial goals. Mr. Toan's bonus award for 2000 performance was recommended by the Committee based upon the Company's attainment of its profitability and enrollment goals, and for his performance of the 2000 non-financial work plan objectives. The factors used in the non-financial work plan objectives related to such items as the integration of the Company's IT Systems, the successful secondary offering of the Company's common stock in November, 2000, and the significant improvement in the Company's service levels in 2000.

     In November, 2000, the Company entered into an amendment to Mr. Toan's employment agreement. The principal terms of the amendment included the following:

     - The term of the agreement was extended from March 31, 2002 until March 31, 2005, with a provision permitting Mr. Toan to resign from the offices of President and CEO after March 31, 2004, but permitting him to continue to serve as Chairman of the Board until March 31, 2005.

     - Mr. Toan received a grant of 50,000 shares of restricted stock, vesting on March 31, 2005. In addition, he received an option grant of 90,000 shares, vesting in three equal increments on March 31 of 2003, 2004 and 2005, respectively. All grants were made at fair market value on the date of grant.

     - Mr. Toan received a special $3,500,000 Company contribution to his account in the Executive Deferred Compensation Plan, vesting on March 31, 2005. Of this amount, 25% is required to be invested in "phantom," or hypothetical, shares of the Company's common stock.


     See "Executive Compensation -- Employment Agreements" beginning on page 16 for additional information regarding the CEO's employment agreement.


February 6, 2001                      COMPENSATION COMMITTEE
                                      Gary Benanav, Chairman
                                      Barbara Hill
                                      Howard Waltman
                                      Norman Zachary

     The Report of the Audit Committee, the Compensation Committee Report on Executive Compensation and the performance graph below will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Benanav is the Chairman and Chief Executive Officer of New York Life International, Inc. and a Vice Chairman of New York Life. Mr. Sternberg was a member of our Compensation Committee until November 2000, and is the Chairman, President and Chief Executive Officer of New York Life. Mr. Frederick J. Sievert was a director and the Chairman of our Compensation Committee until November 2000, and he is a Vice Chairman of New York Life. The Company is a party to agreements with New York Life pursuant to which the Company provides pharmacy benefit management services to employees and retirees of New York Life and to certain New York Life health insurance policyholders. In 2000, the Company derived $9,683,000, or 0.1% of its revenues from services provided to New York Life. See "Certain Relationships and Related Transactions" for a more complete description of this and certain other transactions involving the Company and New York Life or its affiliates. Ms. Barbara B. Hill was a director and member of our Compensation Committee until March, 2001, and was the President and Chief Executive Officer of Rush Prudential Health Plan until June 2000. The Company provides pharmacy benefit management services to Rush Prudential and during 2000 derived revenues of $63,335,000, or 0.9% of its revenues, from services provided to Rush Prudential.

                               PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return of the Company's Common Stock, commencing December 31, 1994, with the cumulative total return on the Standard & Poor's Health Care 500 Index and the Standard & Poor's 500 Index, to the end of 2000. These indices are included only for comparative purposes as required by Securities and Exchange Commission rules and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Common Stock. They are not intended to forecast or be indicative of possible future performance of the Common Stock.

                              [PERFORMANCE GRAPH]

                                INDEXED RETURNS
                                  YEARS ENDING

----------------------------------------------------------------------------------------------------------------------------
                                                   Base
                                                  Period
                  Company/Index                   Dec 95       Dec 96       Dec 97       Dec 98       Dec 99       Dec 00
----------------------------------------------------------------------------------------------------------------------------
    EXPRESS SCRIPTS, INC.-CL A                     100         70.35        117.65       263.24       250.98       400.98
----------------------------------------------------------------------------------------------------------------------------
    S&P 500 INDEX                                  100         122.96       163.98       210.85       255.21       231.98
----------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE-500                                100         120.75       173.54       250.28       229.65       312.21
----------------------------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for all services rendered in all capacities to the Company for the fiscal years ended December 31, 2000, 1999 and 1998, by the Named Officers; there were no long-term incentive plan payouts during 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                                                  -----------------------------
                                                                                             AWARDS
                                               ANNUAL COMPENSATION                -----------------------------
                                   --------------------------------------------    RESTRICTED        SECURITIES
                                                                 OTHER ANNUAL     STOCK AWARDS       UNDERLYING      ALL OTHER
                            YEAR   SALARY($)      BONUS($)      COMPENSATION($)       ($)            OPTIONS(#)   COMPENSATION($)
                            ----   ---------      --------      ---------------   ------------       ----------   ---------------
BARRETT A. TOAN...........  2000    650,000(1)    1,170,000(1)        --           4,898,938(2)       129,000(3)       86,300(6)
  President, Chief          1999    607,690(1)      675,000(1)        --                  --          100,000(4)       56,942(7)
  Executive
  Officer and Director      1998    406,920(1)      308,000(1)        --                  --           70,000(5)      304,083(8)
STUART L. BASCOMB.........  2000    315,772         359,495(9)        --             450,065(10)(11)    9,000(12)      37,023(15)
  Executive Vice            1999    300,383         187,988(9)        --                  --           13,000(13)      28,063(16)
  President -- Sales
  and Provider Relations    1998    258,269         134,000(9)        --                  --           28,300(14)     222,282(17)
  and Director
MARK O. JOHNSON...........  2000    237,608         413,443(18)       --             450,065(10)(11)    9,000(12)      27,521(21)
  Senior Vice President --  1999    157,801(19)     145,655(18)       --                  --           13,000(20)      11,468(22)
  Integration and Human     1998         --              --           --                  --               --              --
  Resources
DAVID A. LOWENBERG........  2000    370,000         588,513(18)       --             592,900(10)(23)   16,500(12)      40,000(26)
  Chief Operating Officer   1999    303,648         442,203(18)       --                  --           20,000(24)      25,995(27)
                            1998    215,961         281,776(18)       --                  --           29,800(25)      84,517(28)
GEORGE PAZ................  2000    305,532         348,076(9)        --             450,065(10)(11)    9,000(12)      36,368(32)
  Senior Vice President     1999    290,375         187,269(9)        --                  --           18,000(30)      26,473(33)
  and Chief Financial       1998    240,385(29)     117,500(9)        --                  --          124,800(31)      57,592(34)
  Officer

-------------------------

 (1) Represents compensation awarded pursuant to the current and prior employment agreements between Mr. Toan and the Company (see "Executive Compensation -- Employment Agreements") and the Company's annual bonus plan.


 (2) Consists of 19,500 shares of restricted stock awarded on August 9, 2000, and valued at $67.375 per share, the closing price on August 9, 2000, and 50,000 shares of restricted stock awarded on November 7, 2000, and valued at $71.5625 per share, the closing price on November 7, 2000. As of December 31, 2000, Mr. Toan held an aggregate amount of 69,500 shares of restricted stock with a year-end value of $7,106,375, based on a per share value of $102.25, the closing price on December 31, 2000. The 19,500 shares awarded on August 9, 2000 are scheduled to vest on August 9, 2005; provided, that (a) if the Company meets certain financial performance targets for both 2000 and 2001, then one-third of the restricted shares shall vest at such time as the Compensation Committee determines that such targets have been met, and (b) if the Company also meets certain financial performance targets for 2002, then the remaining two-thirds of the restricted shares shall vest at such time as the Compensation Committee determines that such targets have been met. The 50,000 shares awarded on November 7, 2000 are scheduled to vest on March 31, 2005. The vesting of the restricted shares held by Mr. Toan may be accelerated upon the occurrence of certain events, as described in detail in "Employment Agreements -- Employment Agreement with Mr. Toan" beginning on page 16. Dividends are paid on restricted stock awards at the same rate as paid to all shareholders.

 (3) Consists of 39,000 stock options awarded on April 5, 2000 and 90,000 stock options awarded on November 7, 2000.
 (4) Consists of 70,000 stock options awarded on May 26, 1999, and 30,000 stock options awarded on November 23, 1999.
 (5) Consists of 20,000 stock options awarded on May 27, 1998, and 50,000 stock options awarded on December 16, 1998.
 (6) Consists of basic company credit contribution of $79,500 by the Company under the EDCP, and $6,800 matching contribution in connection with the Company's 401(k) Plan.
 (7) Consists of basic company credit contribution of $54,942 by the Company under the EDCP, and $2,000 matching contribution in connection with the Company's 401(k) Plan.
 (8) Consists of past service credit contribution of $302,083 by the Company under the EDCP, and $2,000 matching contribution in connection with the Company's 401(k) Plan.
 (9) Consists of amounts earned pursuant to the Company's annual bonus plan.
(10) All of these restricted shares are scheduled to vest on August 9, 2005; provided, that (a) if the Company meets certain financial performance targets for both 2000 and 2001, then one-third of the restricted shares shall vest at such time as the Compensation Committee determines that such targets have been met, and (b) if the Company also meets certain financial performance targets for 2002, then the remaining two-thirds of the restricted shares shall vest at such time as the Compensation Committee determines that such targets have been met. These restricted shares may also be subject to accelerated vesting upon a change in control (as defined in the 2000 LTIP), depending on, among other things whether an offer of "comparable employment" is made or accepted. Afterwards, if there is no public market for the Company's stock, or the common stock for which the shares are exchanged, then any restricted shares will be repurchased by the Company based on the "change in control price" (as defined), with the proceeds placed in escrow and paid out as the restrictions lapse. In the event of the death, disability or retirement of the Named Officer, he will receive a pro rata portion, based on the number of days of employment. Dividends are paid on restricted stock awards at the same rate as paid to all shareholders.
(11) Consists of 6,680 shares of restricted stock awarded on August 9, 2000 and valued at $67.375 per share, the closing price on August 9, 2000. As of December 31, 2000, Messrs. Bascomb, Johnson and Paz each held an aggregate amount of 6,680 shares of restricted stock with a year-end value of $683,030, based on a per share value of $102.25, the closing price on December 31, 2000.

(12) Consists of stock options awarded on April 5, 2000.
(13) Consists of stock options awarded on November 23, 1999.
(14) Consists of 8,000 stock options awarded on April 1, 1998, and 20,300 stock options awarded on December 16, 1998.
(15) Consists of basic company credit contribution of $30,223 by the Company under the EDCP, and $6,800 matching contribution in connection with the Company's 401(k) Plan.
(16) Consists of basic company credit contribution of $26,063 by the Company under the EDCP, and $2,000 matching contribution in connection with the Company's 401(k) Plan.
(17) Consists of past service credit contribution of $220,282 by the Company under the EDCP, and $2,000 matching contribution in connection with the Company's 401(k) Plan.
(18) Consists of amounts earned pursuant to the Company's annual bonus plan and amounts earned for integration bonuses awarded in connection with the Company's acquisition of ValueRx for 1998 and, for 1999, both ValueRx and Diversified Pharmaceutical Services.
(19) Mr. Johnson joined the Company on April 1, 1999 in connection with the acquisition of Diversified Pharmaceutical Services.
(20) Consists of 10,864 stock options awarded on April 7, 1999, and 15,000 stock options awarded on November 23, 1999.
(21) Consists of basic company credit contribution of $20,721 by the Company under the EDCP, and $6,800 matching contribution in connection with the Company's 401(k) Plan.
(22) Consists of basic company credit contribution of $9,468 by the Company under the EDCP, and $2,000 matching contribution in connection with the Company's 401(k) Plan.
(23) Consists of 8,800 shares of restricted stock awarded on August 9, 2000, and valued at $67.375 per share, the closing price on August 9, 2000. As of December 31, 2000, Mr. Lowenberg held an aggregate amount of 8,800 shares of restricted stock with a year-end value of $899,800, based on a per share value of $102.25, the closing price on December 31, 2000.
(24) Consists of 5,000 stock options awarded on May 26, 1999, and 15,000 stock options awarded on November 23, 1999.
(25) Consists of 10,000 stock options awarded on April 1, 1998, and 19,800 stock options awarded on December 16, 1998.
(26) Consists of basic company credit contribution of $33,200 by the Company under the EDCP, and $6,800 matching contribution in connection with the Company's 401(k) Plan.
(27) Consists of basic company credit contribution of $23,995 by the Company under the EDCP, and $2,000 matching contribution in connection with the Company's 401(k) Plan.
(28) Consists of past service credit contribution of $82,517 by the Company under the EDCP, and $2,000 matching contribution in connection with the Company's 401(k) Plan.
(29) Mr. Paz joined the Company on January 5, 1998.
(30) Consists of 5,000 stock options awarded on May 26, 1999, and 13,000 stock options awarded on November 23, 1999.
(31) Consists of 100,000 stock options awarded on January 7, 1998, 5,000 stock options awarded on April 1, 1998, and 19,800 stock options awarded on December 16, 1998.
(32) Consists of basic company credit contribution of $29,568 by the Company under the EDCP, and $6,800 matching contribution in connection with the Company's 401(k) Plan.
(33) Consists of basic company credit contribution of $24,473 by the Company under the EDCP, and $2,000 matching contribution in connection with the Company's 401(k) Plan.
(34) Consists of past service credit contribution of $20,000 by the Company under the EDCP, and reimbursement of relocation expenses of $37,592.


     See "Report of the Compensation Committee on Executive
Compensation -- Components of Executive Compensation -- Deferred Compensation Plan" beginning on page 9 for a description of the vesting provisions of that plan.

STOCK OPTIONS

     The table below sets forth certain information on the grants of stock options to the Named Officers pursuant to the Employee Stock Option Plans during 2000.

                       OPTION GRANTS IN FISCAL YEAR 2000

                                                      INDIVIDUAL GRANTS
                                       -----------------------------------------------
                                         NUMBER OF
                                        SECURITIES     PERCENT OF TOTAL
                                        UNDERLYING     OPTIONS GRANTED                                 GRANT DATE
                                          OPTIONS      TO EMPLOYEES IN      EXERCISE     EXPIRATION   PRESENT VALUE
                NAME                    GRANTED(#)      FISCAL YEAR(1)    PRICE ($/SH)      DATE         ($)(2)
                ----                    ----------     ----------------   ------------   ----------   -------------
Barrett A. Toan......................  39,000(3),(7)         4.68%        $  38.625(5)    04/05/07     $  811,980
                                       90,000(4),(7)        10.80          71.56250(6)    11/07/07      3,471,300
Stuart L. Bascomb....................   9,000(3),(7)         1.08            38.625(5)    04/05/07        187,380
Mark O. Johnson......................   9,000(3),(7)         1.08            38.625(5)    04/05/07        187,380
David A. Lowenberg...................  16,500(3),(7)         1.98            38.625(5)    04/05/07        343,530
George Paz...........................   9,000(3),(7)         1.08            38.625(5)    04/05/07        187,380

-------------------------
(1) Total options granted to employees in fiscal year 2000 includes all options granted to employees in 2000.

(2) Such estimated value is derived using the Black-Scholes method taking into account the following key assumptions: (a) volatility of 54.1% calculated using daily stock prices for the 36-month period prior to each respective grant date; (b) 0% dividend yield; (c) an interest rate of 6.0% which represents the average interest rate on a U.S. Treasury security on the applicable date of grant with a maturity date corresponding to that of the option term; (d) 7-year expected option term; (e) an exercise price equal to the fair market value on the date of grant, and (f) a vesting schedule as set forth in these footnotes. The resulting Black-Scholes value was discounted by approximately 13.2% to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date. The actual value of the options will depend on the excess of the market price of the shares over the exercise price on the date the options are exercised, and may vary significantly from the theoretical values estimated by the Black-Scholes model.

(3) Consists of options awarded on April 5, 2000 and vesting in three equal installments with 33 1/3% per year on each of the first three anniversaries of the date of grant.

(4) Consists of options awarded on November 7, 2000 and vesting in three equal installments on March 31, 2003, March 31, 2004, and March 31, 2005.

(5) Represents the closing price per share as reported on Nasdaq on the date preceding the date of grant, which represent the fair market value on the date of the grant as defined in the applicable stock option plan.

(6) Represents the closing price per share as reported on Nasdaq on the date of grant, which represent the fair market value on the date of the grant as defined in the applicable stock option plan.

(7) In the event of a "change in control" of the Company (as defined in the 2000
    LTIP), the options will become fully exercisable. Afterwards, if there is no public market for the Company's stock, or the common stock for which the Company's common stock is exchanged, then any unexercised options will be repurchased by the Company based on the "change in control price" (as defined) for the underlying shares. The options become fully exercisable for one year upon termination of employment if the employee dies, become disabled, or retires. The options expire if the employee is terminated for cause, and if the employee is terminated for any other reason, the options are exercisable, to the extent that they were exercisable before termination, for one month. See "Express Scripts, Inc. 2000 Long-Term Incentive Plan" for additional information regarding the options. The foregoing terms are subject to the terms of the employment agreements of the Named Officers. See "Employment Agreements" below.

     The Company did not grant any stock appreciation rights in 2000.

     The table set forth below provides certain information with respect to the 2000 fiscal year-end value of options to purchase the Company's Common Stock granted to the Named Officers and options exercised during such period.

                   AGGREGATED OPTION EXERCISES IN FISCAL 2000
                       AND FISCAL YEAR-END OPTION VALUES

                                                                         NUMBER OF SECURITIES
                                                                        UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED
                                                                              OPTIONS AT          IN-THE-MONEY OPTIONS
                                          SHARES                         FISCAL YEAR END (#)     AT FISCAL YEAR END ($)
                                       ACQUIRED ON         VALUE             EXERCISABLE/             EXERCISABLE/
                NAME                   EXERCISE (#)   REALIZED ($)(1)       UNEXERCISABLE           UNEXERCISABLE(2)
                ----                   ------------   ---------------   ----------------------   ----------------------
Barrett A. Toan......................    100,000        $5,660,375          477,000/0                $48,773,250/$0
Stuart L. Bascomb....................     30,000        $1,878,561        59,560/41,540          $6,090,010/$4,247,465
Mark O. Johnson......................         --                --        10,346/24,518          $1,057,878/$2,506,965
David A. Lowenberg...................     32,000        $1,815,094        59,540/50,960          $6,087,965/$5,210,660
George Paz...........................     40,000        $1,386,370        17,520/74,280          $1,791,420/$7,595,130

-------------------------
(1) Based on the difference between the sale price and the exercise price.


(2) Based on $102.25, the closing price of the Common Stock as reported on Nasdaq on December 31, 2000. On March 30, 2001, the closing price of the Common Stock was $86.68.


EMPLOYMENT AGREEMENTS

Employment Agreement with Mr. Toan

     Effective as of April 1, 1999, the Company entered into a new employment agreement (the "Employment Agreement") with Mr. Toan for an initial term extending through March 31, 2002, with optional one-year renewal periods thereafter, pursuant to which Mr. Toan will serve as the Company's Chief Executive Officer and President and a member of the Board of Directors. The Employment Agreement replaced a previous employment agreement, which would have expired no earlier than March 31, 2001. In November, 2000, the Company entered into an amendment (the "2000 Amendment") to Mr. Toan's Employment Agreement, which extended the term of the Employment Agreement from March 31, 2002 until March 31, 2005, with a provision permitting Mr. Toan to resign the offices of President and CEO after March 31, 2004, but permitting him to continue as Chairman of the Board until March 31, 2005.

     The Employment Agreement provides for an annual base salary of $650,000, subject to increase in the discretion of the Board of Directors and which may not be reduced after any increase. Pursuant to the Employment Agreement, Mr. Toan is also eligible to participate in the Company's Annual Bonus Plan for senior executives and will be eligible for target bonuses thereunder of a minimum of 100% of his annual base salary, payment of which will depend upon the Company meeting certain targeted financial and non-financial objectives determined each year by the Board in its discretion.

     Pursuant to the 2000 Amendment, Mr. Toan received a special $3,500,000 Company contribution to his account in the EDCP, vesting on March 31, 2005. This contribution is subject to forfeiture in the event Mr. Toan's employment terminates prior to March 31, 2005 for any reason other than (i) termination by the Company without "Cause," (ii) termination on account of death, "Disability" or "Retirement" or (iii) for "Good Reason" by Mr. Toan (as each such capitalized term is defined in the Employment Agreement).

     Pursuant to the Employment Agreement, on May 26, 1999, Mr. Toan received a one-time grant of nonqualified options to purchase 70,000 shares of Class A Common Stock at an exercise price equal to the fair market value of Class A Common Stock on the date of grant, with said options vesting in five equal annual installments on each of the first five anniversaries of the date of grant. Pursuant to the 2000 Amendment, on November 7, 2001, Mr. Toan received an additional grant of nonqualified stock options to purchase 90,000 shares of Class A Common Stock at an exercise price equal to the fair market value of Class A Common Stock on the date of grant, with the underlying stock relating to said options vesting in three equal increments on March 31 of 2003, 2004 and 2005, respectively. In addition, pursuant to the 2000 Amendment, Mr. Toan received a grant of 50,000 shares of restricted stock, vesting on March 31, 2005. Subject to the Board's sole discretion, Mr. Toan will continue to be eligible to receive annual option grants under the Company's Employee Stock Option Plans, as determined by the Compensation Committee.

     Prior to the 2000 Amendment, the Employment Agreement provided that Mr. Toan's stock options granted under the Employee Stock Option Plans (including stock options expressly granted under the Employment Agreement and those granted prior to the date of the Employment Agreement), and all of Mr. Toan's restricted shares acquired upon exercise of such options, will become fully vested upon (i) a "Change of Control," (ii) termination of Mr. Toan's employment by the Company without "Cause," (iii) termination by Mr. Toan for "Good Reason," or (iv) Mr. Toan's death or "Disability" (as each such capitalized term is defined in the Employment Agreement). In addition to the foregoing, the 2000 Amendment provides that any restricted stock granted pursuant to the Employment Agreement (plus any restricted stock granted prior to or after the 2000 Amendment) will become fully vested upon the occurrence of any one of the aforementioned events. In addition, the 2000 Amendment provides that all of Mr. Toan's stock options and restricted stock (including grants made pursuant to the express terms of the Employment Agreement, as described in the preceding paragraph, and all grants prior to or after the 2000 Amendment) will become fully vested if Mr. Toan is still employed by the Company (including any service solely as Chairman of the Board) on March 31, 2005.


     Pursuant to the 2000 Amendment, Mr. Toan's post-employment exercise rights pertaining to his stock options were modified in certain respects. Prior to the 2000 Amendment, the Employment Agreement provided that, upon the occurrence of any of the events described in (i) through (iv) in the preceding paragraph, Mr. Toan's options will remain exercisable for 18 months after such event (or until the expiration date of the option, if the remaining term of the option is less than 18 months). In contrast, pursuant to the 2000 Amendment, upon the occurrence of one of the events described in (i) through (iv) (or if Mr. Toan's employment terminates for any reason other than for Cause on or after March 31,
2005), Mr. Toan's options will remain exercisable until the expiration date of the option and all restricted shares will fully vest. Otherwise, Mr. Toan may only exercise his vested options within 30 days after termination of his employment if termination is by the Company for Cause or by Mr. Toan without Good Reason.

     Pursuant to Mr. Toan's previous employment agreement, effective upon the Company's initial public offering in June 1992, Mr. Toan received options to purchase 280,000 shares of Class A Common Stock under the 1992 Plan, at an exercise price of $3.25 per share, and he has received additional options on an annual basis.

     The Employment Agreement also provides Mr. Toan the right to tender to the Company, within 12 months after his termination without Cause, for Good Reason or upon death or Disability, shares of Class A Common Stock equal to the greater of (a) the number of shares subject to options granted to him during the calendar year preceding such termination or (b) 70,000 shares (with (a) and (b) adjusted for any stock splits occurring after the date of grant and the date of the Employment Agreement, respectively). In such event, the Company must repurchase such shares for the "Fair Market Value" (as defined in the Employment Agreement) of such shares as of the date of tender. Under the Employment Agreement, however, Mr. Toan's right to tender such shares will not become effective until and unless the Financial Accounting Standards Board ("FASB") formally adopts new accounting rules such that such right would not require the Company to use "variable plan accounting" or similar "mark-to-market" accounting, which could result in additional expense to the Company, to reflect such right.

     If the Company terminates Mr. Toan's employment without Cause or Mr. Toan terminates his employment for Good Reason, the Employment Agreement requires the Company to pay Mr. Toan the following amounts: (i) three times his annual base salary then in effect; (ii) three times the greater of (A) his annual bonus for the preceding calendar year or (B) his target bonus for the year of termination;
(iii) all amounts accrued but unpaid as of the date of termination; and (iv) three times the amount or amounts the Company credited to Mr. Toan's account under the EDCP for the calendar year preceding termination (excluding past service credits for years prior to 1999). The Company must also continue Mr. Toan's employee life and health benefits (except long-term disability insurance coverage) until the earlier of (x) three years following his termination, (y) the date he becomes covered under another employer's plans or (z) the last day of the month in which he reaches age 65. Among other events, the failure of the Company's stockholders to elect Mr. Toan to the Board of Directors and his failure to be reelected as Chairman of the Board each constitutes Good Reason under the Employment Agreement.

     The Agreement generally provides for pro rata payment of benefits in the event of termination due to death or Disability, provided that in the case of Disability, the annual base salary will continue until expiration of the term. The Company has also agreed to pay certain legal expenses of Mr. Toan in negotiating and enforcing the Agreement.

     In the event of any Change of Control that results in Mr. Toan's liability for the payment of an excise tax under Section 4999 of the Code (or any similar tax under any federal, state, local or other law), the Company will make a "gross-up" payment which, in general, will effectively reimburse Mr. Toan in full for any such excise taxes.

     Mr. Toan is also subject to certain post-employment non-solicitation, non-competition and non-disclosure provisions.

Employment Agreements with Other Executive Officers

     In an effort to facilitate the retention of key management, effective March 15, 2001, the Company entered into long-term employment agreements with six key executives meeting certain tenure criteria, including three of the Named Officers pursuant to the following terms and conditions.

     - Term of Employment Agreements. Each employment agreement provides for an initial employment period continuing through December 31, 2003. Commencing on January 1, 2003, and on each January 1 thereafter, the employment period is automatically extended for successive one-year renewal periods unless either party gives timely notice of non-renewal.


     - Compensation and Benefits. Each employment agreement generally provides for: (i) the payment of an annual base salary (which may not be reduced after any increase); (ii) a guaranteed minimum annual bonus potential pursuant to the terms of the Company's bonus plan, with a bonus opportunity for each of the calendar years 2001, 2002 and 2003 of up to 200% of the executive's guaranteed minimum annual bonus in the event the Company achieves certain strategic plan goals; (iii) participation in the Company's benefit and incentive plans and other arrangements in accordance with their terms; (iv) the crediting of a deferred bonus to the executive's account in the EDCP, subject to the terms and conditions of the EDCP, which bonus generally vests on December 31, 2003 except as described below; (v) an option grant under the 2000 LTIP, vesting in three equal increments on December 31, 2001, December 31, 2002 and December 31, 2003, contingent upon shareholder approval of the 2000 LTIP;
       (vi) a restricted stock award under the 2000 LTIP, vesting no later than December 31, 2003, contingent upon shareholder approval of the 2000 LTIP; and (vii) such perquisites and fringe benefits to which similarly situated Company executives are entitled and which are suitable for the executive's position. In addition, for each one-year renewal period of the employment agreement, the Company, in its discretion, may propose additional deferred bonus awards, option grants or restricted stock awards. The specific compensatory amounts and grants for each of the other Named Officers under the employment agreements are as follows:



                                                            GUARANTEED
                                                          MINIMUM ANNUAL                            NUMBER OF
                                                     BONUS POTENTIAL(EXPRESSED      NUMBER OF        SHARES
                                                          AS A PERCENTAGE            SHARES        SUBJECT TO
                                      ANNUAL BASE         OF EXECUTIVE'S           SUBJECT TO      RESTRICTED      DEFERRED
            EXECUTIVE                   SALARY          ANNUAL BASE SALARY)       OPTION GRANT     STOCK AWARD    BONUS AWARD
            ---------                 -----------    -------------------------    ------------     -----------    -----------
Stuart L. Bascomb.................     $345,000                 60%                  14,400           7,500        $663,750
David A. Lowenberg................     $400,000                 65%                  15,750           9,000        $750,000
George Paz........................     $340,000                 60%                  14,250           7,500        $649,500


     - Benefits Upon Termination of Employment Prior to Expiration of Employment Period. Each employment agreement provides for the provision and forfeiture of certain benefits if the executive's employment is terminated prior to the expiration of the employment period (including any renewal period in effect). In general, if the executive's employment is terminated prior to expiration of the employment period, the executive is not entitled to receive any further payments or benefits which have not already been paid or provided (including any unvested portion of the option grant, deferred bonus, or restricted stock award) except as follows:

      -- The executive will be entitled to all previously earned and accrued, but unpaid, annual base salary.

      -- If the executive's employment is terminated by the Company other than for Cause or Disability, or by the executive for Good Reason (as those terms are defined in the agreement), the executive is entitled to receive: (i) a pro rata portion of the deferred bonus (based on the number of days worked during the initial employment period) if termination of employment occurs prior to December 31, 2003; (ii) a pro rata portion of the restricted stock award (based on the number of days worked during the initial employment period) if termination of employment occurs prior to December 31, 2003; (iii) a severance benefit equal to 18 months of the executive's base salary plus a specified portion of the executive's bonus potential for the year based on the average percentage of the potential earned for the three prior years; and (iv) reimbursement for the cost of continuing medical insurance for 18 months after termination of employment. The employment agreement supersedes the executive's severance agreement described below. Consequently, the severance benefit received pursuant to the employment agreement is in lieu of any benefit the executive would have otherwise received under his or her vitiated severance arrangement.

      -- If the executive's employment terminates on account of death, disability or retirement (i.e., voluntary retirement on or after age
         59 1/2 but not within 90 days after a change in control (as defined) of the Company) prior to December 31, 2003, the executive generally is entitled to receive: (i) a pro rata portion of the restricted stock award, and (ii) a pro rata portion of the deferred bonus.

      -- The executive's rights with respect to the stock option granted under the employment agreement are generally governed by the terms and provisions of the 2000 LTIP. However, the employment agreement provides that stock options granted on or after the effective date of the employment agreement (including stock options granted under the employment agreement) which have vested as of the effective date of termination of employment will be exercisable until (i) expiration of the relevant option term if termination is on account of retirement, or
         (ii) for 12 months after termination of employment if termination is solely on account of the Company's decision not to renew the employment agreement.

     If a change in control (as defined) of the Company occurs prior to December 31, 2003, the executive, in certain instances, is afforded different rights with respect to the deferred bonus and restricted stock award as follows:

      -- If the executive remains employed for 90 days following the change in control, he or she obtains a vested right to receive 50% of the deferred bonus and restricted stock award, with the remaining 50% otherwise eligible for vesting pursuant to the terms of the employment agreement.

      -- If, within 90 days before or any time after a change in control, the executive's employment is terminated by the Company other than for Cause or Disability, or by the executive for Good Reason, or the agreement expires during the change in control period (as defined) the executive generally will obtain a vested right to receive the entire deferred bonus and restricted stock award in lieu of any prorated deferred bonus or restricted stock benefit described above.

      -- If there is no public market for the Company's stock or the common stock for which the shares are exchanged, then the Company will repurchase the shares at a price equal to the change in control price (as defined), with the proceeds placed in escrow and paid out as the restrictions lapse.

     - Restrictive Covenants. If an executive's employment is terminated prior to expiration of the employment period (including any renewal period in effect) for any reason, the executive is prohibited from competing against the Company for 18 months after such termination. If termination of employment occurs solely as a result of expiration of the employment agreement, the executive is prohibited from competing for one year after such termination. Each executive is also subject to certain non-solicitation and non-disclosure limitations. Entitlement to the severance benefit and the deferred bonus described above (including any prorated portion) is contingent upon compliance with these restrictive covenants.

     - Tax Indemnification. In the event that any amount or benefit paid or distributed to the executive pursuant to the employment agreement, taken together with any amounts or benefits otherwise paid or distributed to the executive by the Company pursuant to any other arrangement or plan (collectively, the "Covered Payments"), would result in the executive's liability for the payment of an excise tax under Section 4999 of the Code (or any similar state or local tax) (collectively, the "Excise Tax"), the Company will make a "gross-up" payment to the executive to fully offset the Excise Tax provided the aggregate present value of the Covered Payments exceeds by 125% or more the maximum total payment which could be made to the executive without triggering the Excise Tax. If the aggregate present value of the Covered Payments, however, exceeds such maximum amount, but does not exceed by 125% or more such maximum amount, then the Company may, in its discretion, reduce the Covered Payments so that no portion of the Covered Payments is subject to the Excise Tax, and no gross-up payment would be made.

SEVERANCE AGREEMENTS

     On January 27, 1998, the Board of Directors authorized the Company to enter into severance agreements with executives selected by the Board of Directors upon recommendation of the Compensation Committee. The severance agreements are designed generally to encourage the Company's key management personnel to remain with the Company and its subsidiaries and to continue to devote their full attention to the Company's business without distraction from personal uncertainties and risks created by certain events that are not within their control. The severance agreements are operative only in the event the executive's employment with the Company terminates for reasons discussed below. Nine executives, including all of the Named Officers except Mr. Toan, the Company's Chief Executive Officer, have previously entered into such agreements with the Company (Mr. Toan's employment agreement with the Company includes a severance provision -- see "Employment Agreements" above.) As noted above, certain key executives have recently entered into long-term employment agreements with the Company, which supersede this severance agreement for such individuals, including Messrs. Bascomb, Lowenberg and Paz.


     The severance agreements generally provide that, in the event of termination of the executive's employment with the Company for any reason other than death or disability (as defined in the agreements) and other than for "cause" (as defined in the agreements, relating generally to acts constituting a felony, gross dishonesty, gross misconduct or willful violations of obligations to the Company), or in the event that the executive terminates employment for "good reason" (as defined in the agreements, relating generally to breaches of the agreement by the Company or changes in the executive's job location, title, authority, duties, compensation or benefits), the executive will be entitled to receive, subject to certain conditions, a cash severance benefit payable in four substantially equal quarterly payments in an aggregate amount equal to: (i) twelve (12) times the monthly base salary being paid to the executive immediately prior to the date of termination plus (ii) an amount equal to the product of (x) the executive's "bonus potential" (as determined in accordance with the agreements) for the year in which the date of termination occurs, multiplied by (y) the average percentage of the bonus potential earned by the executive for the three full years immediately preceding such year (or such shorter period if the executive was employed by the Company for less than three full years and received or was eligible to receive a bonus during such period), which product will be prorated for the portion of the year of termination in which the executive was employed by the Company. As a condition to receiving severance benefits an executive must execute a release of certain claims against the Company and, in specified circumstances, agree to certain non-competition restrictions. All payments will be discontinued in the event of a breach by the executive. Any amounts earned by the executive from employment with a third party prior to the final payment of amounts payable under the severance agreement will reduce the severance benefit due the executive thereunder, except that no such reduction will be required in the event the date of termination occurs within 18 months following a "change in control" (as defined in the severance agreements). The severance agreements also are subject to certain arbitration provisions. The agreements currently continue through December 31, 2002, and extend for an additional year on January 1 of each year unless either party provides notice as specified in the agreements; provided, that the agreements will continue for two years beyond the month in which any change in control occurs.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Until April 1992, the Company was a direct subsidiary of NYLCare Health Plans, Inc. ("NYLCare"), which was a subsidiary of New York Life (New York Life sold NYLCare to Aetna U.S. HealthCare, Inc. in July 1998). In April 1992, both the Company and NYLCare became direct subsidiaries of NYLife HealthCare, an indirect subsidiary of New York Life. In November, 2000, pursuant to an asset acquisition agreement, NYLife HealthCare exchanged its 15,020,000 shares Class B Common Stock for an identical number of shares of Class A Common Stock and transferred its Class A Common Stock to NYLife. As a result of this exchange and transfer as well as other transactions, NYLife is currently the beneficial owner of 8,120,000 shares (or approximately 20.7%) of the Common Stock. See "Voting Securities" beginning on page 1 for additional information regarding these transactions. As described below, the Company currently provides pharmacy benefit management services to (i) employees and retirees of New York Life, (ii) certain health insurance policyholders of New York Life, and (iii) WellPath Community Health Plan, Inc. ("WellPath"), a North Carolina health maintenance organization in which New York Life held a 25% interest until September 30, 2000, at which time it divested itself of that investment.



     From time to time, the Company has obtained insurance brokerage services from MMC. In December 1999, the Company entered into an agreement with MMC pursuant to which MMC provides such services for an annual fee of $90,000. The Company has also obtained compensation related services from William M. Mercer, Incorporated ("Mercer"), a subsidiary of MMC. The total cost of the services obtained from Mercer during 2000 was approximately $386,000. Mr. Borelli, who has served as a member of the Board of Directors of the Company since January 2000, is a Senior Advisor and the Retired Chief Financial Officer of MMC.


RELATIONSHIP WITH NEW YORK LIFE

Pharmacy Benefit Management Services and Related Items

     Pursuant to agreements with New York Life, the Company provides pharmacy benefit management services to employees and retirees of New York Life and certain New York Life health insurance policyholders. Pursuant to an agreement with WellPath, the Company also provides pharmacy benefit management services to WellPath and its members. During 2000, the total revenues that the Company derived from all services provided to New York Life were approximately $9,683,000, or 0.1% of the Company's total revenues for 2000.

Stockholder and Registration Rights Agreement


     New York Life, a New York mutual insurance company of which NYLife is a subsidiary, and the Company are parties to a Stockholder and Registration Rights Agreement dated as of October 6, 2000, entered into in connection with the November Offering. The principal terms of this agreement are described below.


     Conversion of Class B Common Stock. New York Life agreed (for itself and on behalf of its subsidiaries), unless the exchange contemplated by a related asset acquisition agreement referred to above was effected, to convert each issued and outstanding share of Class B Common Stock into one share of Class A Common Stock contemporaneously with the completion of the November Offering.

     Rights Regarding the Board of Directors. As long as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold 1,500,000 or more shares of the Class A Common Stock (as adjusted for stock splits and similar events), and such shares constitute 5% or more of the Company's outstanding voting stock, New York Life has the right to designate for nomination a total of two directors to the Company's Board of Directors. The Company is required to use the same efforts to cause the election of such designees to the Board of Directors as it uses with its other nominees for director. If at any time New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold 1,500,000 or more shares of the Class A Common Stock (as adjusted for stock splits and similar events), and such shares constitute less than 5% of the Company's outstanding voting stock, then the number of directors New York Life shall be permitted to designate to the Board of Directors shall be reduced to one. If at any time New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold less than 1,500,000 shares of our Class A Common Stock (as adjusted for stock splits and similar events), the number of directors New York Life shall be permitted to designate to the Board of Directors shall be reduced to zero. If a vacancy occurs with respect to a director which New York Life had the right to designate, and New York Life has the right at such time to designate a director for nomination, New York Life is entitled to designate a director to fill the vacancy. If the Company nominates for election those persons designated by New York Life, New York Life and its non-investment subsidiaries that hold shares are required to vote their shares of voting stock in favor of all directors nominated for such election. In addition, New York Life and its non-investment subsidiaries are required to vote their shares to approve the 2000 LTIP, as approved by the Company's Board of Directors. Finally, so long as New York Life is entitled to nominate two directors, the Company has agreed to appoint one of the New York Life directors to each standing committee of its Board of Directors, except the Audit Committee. Pursuant to the agreement, upon the consummation of the November Offering, all but two of the directors on the Board of Directors affiliated with New York Life resigned.


     Registration Rights. So long as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold in excess of 1,500,000 shares of the Class A Common Stock (as adjusted for stock splits and similar events), New York Life may request that the Company effect up to three registrations of all or part of such shares under the Securities Act of 1933. One of these registrations may be requested to be effected as a shelf registration pursuant to Rule 415 under the Securities Act, and two of these registrations may be requested to be effected as firm commitment underwritten offerings under the Securities Act. The Company is not obligated to file a registration statement at the request of New York Life: (1) within 180 days after the closing of the November Offering; (2) within a period of 90 days after the effective date of any other registration statement of the Company (other than a registration statement on Form S-8 or its equivalent); or (3) while a registration statement relating to a shelf registration filed at the request of New York Life is effective under the Securities Act. In addition, so long as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold in excess of 1,500,000 shares of our Class A Common Stock (as adjusted for stock splits and similar events), if the Company proposes to register shares of Class A Common Stock for the Company's account under the Securities Act (other than a registration on Form S-8 or their equivalent), New York Life shall have piggy-back rights with respect to such registration. The underwriters of any such offering have the right to limit the number of shares included by New York Life in any such registration if the managing underwriter indicates that, in its opinion, the number of shares to be included by New York Life would adversely affect the offering. The Company will bear the expenses of any registration described in this paragraph.


     Voting of Class A Common Stock Underlying the Trust Securities. New York Life and its subsidiaries have agreed to vote any shares of Class A Common Stock that may be delivered by the Trust in the same proportion and to the same effect as the votes cast by the Company's other stockholders at any meeting of stockholders, subject to two exceptions described above relating to elections of directors and approval of the 2000 LTIP.


     Term. The Stockholder and Registration Rights Agreement shall terminate on the earlier of: (1) eight years from the closing of the November Offering or (2) at such time as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold less than 1,500,000 shares of Class A Common Stock (as adjusted for stock splits and similar events).


Other Agreements and Transactions

     For an annual premium of $5,800, the Company has obtained a $2.5 million life insurance policy from New York Life on the life of Mr. Toan. New York Life maintained Directors and Officers/Corporation Reimbursement ("D&O") insurance covering directors and officers of New York Life and its subsidiaries, including the Company, for certain expenses and liabilities of such directors and officers while acting in their capacity as such while New York Life maintained voting control of the Company, which it did until November 2000. Since November 2000, the Company has maintained its own D&O coverage. The Company did not incur any annualized premium expense for the D&O coverage maintained by New York Life during 2000.

     From 1989, when NYLCare acquired all of the outstanding stock of the Company, through June 15, 1992, the Company was included in consolidated groups with New York Life for federal income tax purposes. The Company is no longer entitled by law to be included in the consolidated tax groups and will continue as a party to its tax allocation agreements with New York Life only for purposes of adjustments to tax liabilities for the years in which it was included in those consolidated groups.

     New York Life Benefit Services, Inc., a subsidiary of New York Life, administers the Company's 401(k) plan. The Company paid New York Life Benefit Services approximately $61,000 for such services during 2000.

      II. EXPRESS SCRIPTS, INC. 2000 LONG-TERM INCENTIVE PLAN, AS AMENDED

     On August 9, 2000, the Board of Directors unanimously adopted the 2000 LTIP and subsequently amended it on February 6, 2001. The effectiveness of the 2000 LTIP is subject to stockholder approval. If not approved by August 9, 2001, all prior awards under the 2000 LTIP will be voided. A copy of the 2000 LTIP is attached hereto as Exhibit B. The change in the Company's ownership resulting from the secondary offering of NYLife's shares in November caused the Company to review certain provisions of the 2000 LTIP and to recommend appropriate amendments in light of the newly changed circumstances. Also, a recently completed compensation study recommended that the Company increase the number of shares available under the 2000 LTIP. The Compensation Committee has reviewed and approved the 2000 LTIP. New York Life and its subsidiaries are contractually obligated to vote their 8,120,000 shares (which includes the 3,450,000 Trust shares) in favor of the approval and ratification of the adoption of the Plan.

     The purpose of the 2000 LTIP is to motivate key employees to produce a greater return to the Company's stockholders by offering these employees an opportunity to benefit from stock appreciation through stock ownership. The 2000 LTIP is intended to reward high levels of corporate performance and to facilitate the recruiting and retention of talented employees.

     All full-time and part-time employees (including officers and directors who are employees) and non-employee directors (except with respect to grants of incentive stock options) of the Company and its affiliates will be eligible to participate in the 2000 LTIP at the discretion of the Compensation Committee. As defined in the 2000 LTIP, an affiliate is any corporation that is a subsidiary of the Company and, for purposes other than the grant of incentive stock options, any limited liability company, partnership, corporation, joint venture, or any other entity in which the Company or any subsidiary owns an equity interest. Approximately 5,000 individuals are currently eligible to participate in the 2000 LTIP. The Committee will make awards based on, among other factors, an individual's capacity for contributing to the future growth and profitability of the Company. Each award will be evidenced by an agreement or certificate setting forth the terms and conditions of the award, including the term of the award, which will not be greater than ten years. All awards are non-transferable unless the agreement or certificate permits the transfer to the participant's successor upon the participant's death.

     The Compensation Committee will administer the 2000 LTIP and grant awards under the 2000 LTIP, except with respect to awards for non-employee directors, in which case the Board of Directors will administer the 2000 LTIP. The

Compensation Committee has the power to interpret the 2000 LTIP, to determine the terms of the agreements or certificates, and to make all other determinations necessary or advisable for the administration of the 2000 LTIP. In addition, the Compensation Committee may delegate all or any part of its authority under the 2000 LTIP to the Chief Executive Officer for purposes of determining awards of options solely to participants who are not Vice Presidents or Senior Executives (as those terms are defined) and who are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, subject to certain limitations.


     Under the 2000 LTIP, 1,350,000 shares of Common Stock will be initially available, with an additional 700,000 shares becoming available in three installments on January 1 of 2002, 2003, and 2004. Any shares forfeited under the Express Scripts, Inc. Amended and Restated 1992 and 1994 Stock Option Plans and the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan for Outside Directors (collectively, the "1992 and 1994 Plans") will be added to the balance available under the 2000 LTIP; no further awards will be made under the 1992 and 1994 Plans. As of March 15, 2001, options for 2,701,635 shares were outstanding under the 1992 and 1994 Plans. Shares issued under the 2000 LTIP may be authorized and unissued shares or treasury shares. Any shares subject to an award under the 2000 LTIP which are not used because the award expires, the conditions of the award are not met, or the award is forfeited may be used again for an award under the 2000 LTIP. Any shares covered by a stock appreciation right in excess of the number of shares issued, used to pay a purchase or exercise price, or used to satisfy tax withholdings may also be used again under the 2000 LTIP. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited award or any award settled in cash in lieu of shares will be available for further awards. The Nasdaq closing price of the Common Stock on March 30, 2001 was $86.68 per share.


TYPES OF AWARDS

     General. The Compensation Committee has the discretion to award options, stock appreciation rights, restricted stock, performance shares, and other stock-based awards.

     Options. Options will be either incentive stock options or non-qualified stock options. Only non-qualified stock options may be granted to non-employee directors. The purchase price of the option will be set forth in the agreement or certificate but may not be less than 100% of the fair market value of the shares on the grant date. Fair market value, as defined, generally means the closing sales price of the Common Stock. Options, once issued, may not be repriced without first obtaining the approval of the shareholders. The purchase price will be payable in full at the time of exercise, provided that, to the extent permitted by law and in accordance with rules adopted by the Compensation Committee, participants may simultaneously exercise options and sell the shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such shares. The purchase price may be paid in cash or, if the Compensation Committee so permits, through delivery or tender to the Company of shares held, either actually or by attestation, by the participant for at least six months, or, if the Compensation Committee so permits, a combination thereof, unless otherwise provided in the agreement or certificate; provided that, no shares may be tendered in exercise of an incentive stock option if such shares were acquired by the optionee through the exercise of an incentive stock option unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since the grant date. Further, the Compensation Committee, in its discretion, may approve other methods or forms of payment of the purchase price, and establish rules and procedures therefor.

     A participant may not hold incentive stock options with a fair market value (determined as of the date of grant) in excess of $100,000 in the year in which they are first exercisable if such limitation is necessary to qualify the option as an incentive stock option. If, when an incentive stock option is granted, the participant possesses more that 10% of the total voting power of all of the stock of the Company and its subsidiaries, the option price for such incentive stock option will be at least 110% of the fair market value of the shares subject to the option on the grant date, and such option will expire five years after the grant date.

     Unless determined otherwise by the Board of Directors, a non-employee director appointed after the adoption of the 2000 LTIP will receive as compensation for his or her service an option to acquire 3,000 shares of the Company's stock on the date of the first Board of Directors meeting he or she attends and a like grant on each subsequent one-year anniversary of the grant date as well as an option to acquire 4,000 shares of the Company's stock on the date of the first Board of Directors meeting he or she attends and a like grant on each subsequent three-year anniversary of such date. A "non-employee director" is any director who is not an employee of the Company, a parent (as defined) or a subsidiary. Such options will have a purchase price of 100% of the fair market value of the shares on the grant date and a seven-year term. They will vest at the rate of one-third each year and will terminate immediately upon the termination of the non-employee director for any reason other than death or disability, provided that if the non-employee director is 65 at the time of termination, any unexercisable portion will terminate immediately, and any exercisable portion will terminate three months after termination. If the optionee is terminated because of death or disability, all options will be fully exercisable and will terminate three months after termination. The Board of Directors also has the discretion to make additional awards to non-employee directors.

     Stock Appreciation Rights. Stock appreciation rights entitle the participant, subject to the terms and conditions determined by the Compensation Committee, to all or a portion of the excess of the fair market value of a specified number of shares on the exercise date over a specified price, which will not be less than 100% of the fair market value of the shares on the grant date. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option. If issued in connection with an option, the Compensation Committee may impose a condition that its exercise cancels the connected option and that exercise of the connected options cancels the stock appreciation right. Each stock appreciation right may be exercisable in whole or in part according to the agreement or certificate. Except as otherwise provided in the agreement or certificate, upon exercise of a stock appreciation right, the participant will receive cash, stock or a combination of cash and stock (as determined by the Compensation Committee if not otherwise specified in the award) as promptly as practicable after such exercise. The agreement or certificate may limit the amount or percentage of the total appreciation on which payment may be made in the event of the exercise of a stock appreciation right.

     Performance Shares. Performance shares will entitle the participant to future payments based upon the achievement of performance targets (as described below) established in writing by the Compensation Committee. The agreement or certificate may establish that a portion of the maximum amount of an award will be paid for performance that exceeds the minimum target but falls below the maximum target and will provide for the timing of such payment. The agreement or certificate may permit an acceleration of the performance period and an adjustment of performance targets and payments with respect to some or all of the performance shares awarded to a participant, upon such terms and conditions as will be set forth in the agreement or certificate, upon the occurrence of certain events, which may include a fundamental change, the participant's death or disability, a change in accounting practices of the Company or its affiliates, or, with respect to payments in stock for performance share awards, a reclassification, stock dividend, stock split or stock combination as provided in the 2000 LTIP. A "fundamental change" generally means a dissolution or liquidation of the Company, a sale of substantially all of the Company's assets, a merger or consolidation of the Company, regardless of whether the Company is the surviving entity, or a statutory share exchange. To the extent cash is distributed, a performance share earned after the conclusion of the performance period will have a value equal to the fair market value of a share of Common Stock on the last day of the performance period. Following conclusion or acceleration of each performance period, the Compensation Committee will determine the extent to which performance targets have been attained, any other terms and conditions have been satisfied and payment is due.

     Restricted Stock. Restricted stock may be granted in the form of shares registered in the name of the participant but held by the Company until the restrictions have lapsed. Restricted stock may, in the discretion of the Compensation Committee, provide dividends and voting rights prior to vesting. The Compensation Committee in its discretion may establish any employment conditions, performance conditions (as described below), or restrictions on transferability. The term of any award or performance period may not exceed ten years.

     Other Stock-Based Awards. The Compensation Committee may also grant other stock-based awards in its sole discretion, including, without limitation, those awards pursuant to which shares may be acquired in the future, such as awards denominated in stock, stock units, securities convertible into stock and phantom securities.

     Performance Targets and Conditions. Any performance targets related to performance share awards, and any performance conditions related to the lapse of restrictions on restricted stock awards, will be determined by the Compensation Committee and will be based on performance targets that consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total or net operating asset turnover, operating income, total stockholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, sales growth, successful transition of the Company's clients to new claim adjudication platforms, or achievement of post-merger integration, marketing, operating or workplan goals, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance.

TERMINATION OF EMPLOYMENT

     Except as otherwise determined by the Compensation Committee, or as otherwise provided in the award agreement or certificate (which may, without limitation, provide for an extension of the exercisability of options and stock appreciation rights, but in no event after expiration of their stated terms), the following will take place in the event of termination of employment by a participant:

     In the event that the participant's employment is terminated, any options or stock appreciation rights become fully exercisable for one year upon termination of employment if the employee dies, become disabled, or retires. The options or stock appreciation rights expire if the employee is terminated for cause (as defined in the 2000 LTIP), and if the employee is terminated for any other reason (other than a change in control, as described below), the options or stock appreciation rights are exercisable, to the extent that they were exercisable before termination, for one month. However, in no event may any option or stock appreciation right be exercised after the expiration of its term. Any option or stock appreciation right that is not exercised within the above periods, except as otherwise provided in the agreement or certificate, will terminate as of the end of the periods described above.

     With respect to performance shares, in the event that the participant's employment is terminated because of death, disability, retirement, or another reason approved by the Compensation Committee, unless otherwise specified in the agreement or certificate, the participant will receive a payment of performance shares at the end of the performance period to the extent that the performance targets were achieved as of the termination of employment, calculated pro rata based on the number of days of employment during the performance period. Except as provided in this paragraph or in the agreement or certificate, if employment terminates during a performance period, then the participant will not receive any payment with respect to that performance period.

     With respect to restricted stock, unless otherwise provided in the agreement or certificate, in the event of the participant's death, disability, or retirement, the participant will receive a pro rata portion of restricted stock under outstanding awards, based on the number of days of employment. The restrictions on such shares will lapse, and the remaining undistributed restricted stock will be forfeited.

     The 2000 LTIP defines "disability" as a physical or mental incapacity of a nature that prevents the participant from engaging in or performing the principal duties of his or her customary employment on a continuing or sustained basis, provided that, if a participant has entered into an employment agreement with the Company, the Compensation Committee may determine to substitute the definition of "disability" set forth in that agreement. All determinations as to the date and extent of disability of any participant will be made by the Compensation Committee upon the basis of such evidence as it deems necessary or desirable. Unless otherwise provided in an agreement or certificate, the 2000 LTIP defines "retirement" as the termination of employment after either (i) attainment of age 65, or (ii) the normal retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

CHANGE IN CONTROL

     Certain provisions of the 2000 LTIP apply upon a change in control, which the 2000 LTIP generally defines as (a) a change in the composition of a majority of the Board of Directors without the approval of the incumbent directors (as defined), (b) an acquisition of more than 25% of the Company's Common Stock or voting power, except certain acquisitions by specified types of affiliates, (c) a reorganization, merger, share exchange, or consolidation, unless (i) the Company's stockholders possess more than 50% of the surviving company's outstanding common stock and the combined voting power of the outstanding voting stock entitled to vote in the election of directors, (ii) no person or group who did not own 25% or more of the Company's Common Stock or the outstanding voting stock entitled to vote in the election of directors before the change in control owns 25% or more of the common stock or the outstanding voting stock entitled to vote in the election of directors of the surviving company, and (iii) at least a majority of the board of directors of the surviving company were members of the incumbent directors of the Company before the change in control, (d) the sale or disposition of all or substantially all of the Company's assets, or (e) a stockholder-approved liquidation or dissolution of the Company. The definition of change in control appears in Section 2(g) of the 2000 LTIP, which should be reviewed for a complete statement of its terms.

Public Market After Change in Control

     The following provisions apply if there is a public market for the Company's stock, or the common stock for which the Company's common stock is exchanged, after the change in control transaction:

     Stock Options and Stock Appreciation Rights.

     - Any option or stock appreciation right that has not expired or been terminated will, to the extent not yet exercisable, become fully exercisable.

     Restricted Stock, Performance Shares, and Other Stock-Based Awards

     - If a participant who is a Vice President or Senior Executive (as defined) is not offered comparable employment, any applicable restrictions on any awards will lapse, provided that the participant will receive performance shares (or payment therefor) only to the extent that performance targets were met as of the change in control. The 2000 LTIP defines "comparable employment" as employment with the Company or any successor to the Company's business following a change in control pursuant to which:

          (i) the responsibilities and duties of the participant are substantially the same as before the change in control (excluding any changes resulting from the securities of the Company no longer being publicly traded if the Company's securities cease to be publicly traded because of the change in control), and the other terms and conditions of employment following the change in control do not impose on the participant obligations materially more burdensome than those to which the participant was subject prior to the change in control;

          (ii) the aggregate compensation (including salary, bonus and other benefit plans, including option plans) of such participant is substantially economically equivalent to or greater than such participant's aggregate compensation immediately prior to the change in control. In making such determination (A) there will be taken into account all contingent or unvested compensation, under performance-based compensation plans or otherwise, with appropriate adjustment for rights of forfeiture, vesting rules and other contingencies to payment, and (B) any compensation payable by reason of the change in control will be disregarded; and

          (iii) the participant remains employed in the metropolitan area in which he was employed immediately preceding the change in control.

     - If a participant who is a Vice President or Senior Executive is offered and accepts comparable employment on or before the change in control, any restrictions on one-half of any awards held by the applicable participant will lapse.

     - The awards of any person receiving but not accepting an offer of comparable employment will be subject to the standard employment termination provisions without regard to the change in control.

     - If a participant's employment is terminated involuntarily without cause or a Vice President or Senior Executive participant's employment is voluntarily terminated because he or she no longer has comparable employment, then any applicable restrictions on any awards will lapse, provided that the participant will receive performance shares only to the extent that performance targets were met as of the termination.

     - Any restrictions on any awards held by a non-employee director will lapse.

Lack of Public Market After Change in Control

     If there is no public market for the Company's stock, or the common stock for which the Company's common stock is exchanged, after the change in control transaction, then on the closing of the transaction any unexercised options and any remaining restricted stock, performance shares or other awards will be repurchased by the Company based on the price received by the Company's stockholders whose stock is acquired in the change in control. The purchase price for any restricted stock, performance shares or other awards as to which the restrictions have not lapsed will be placed in escrow, to be paid to the employee when the restrictions lapse or to be returned to the Company if the award is subsequently forfeited.

MISCELLANEOUS PROVISIONS

     No participant may receive any combination of awards relating to more than 250,000 shares in the aggregate in any fiscal year of the Company under the 2000 LTIP.

     Appropriate adjustments in the aggregate number and type of securities available for awards, in the limitations on the number and type of securities that may be issued to an individual participant, in the number and type of securities and amount of cash subject to awards then outstanding, in the option purchase price as to any outstanding options, in the purchase price as to any outstanding stock appreciation rights and, subject to the acceleration and adjustment of performance targets, in outstanding performance shares and payments with respect to outstanding performance shares, and comparable adjustments, if applicable, to any outstanding other stock-based award, will be made by the Compensation Committee to give effect to adjustments made in the number or type of shares through a fundamental change (as defined), reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock combination, rights offering, spin-off or other relevant change, provided that fractional shares will be rounded to the nearest whole share, for which purpose one-half share will be rounded down to the nearest whole share.

     The 2000 LTIP is effective as of August 9, 2000, provided that the stockholders approve and ratify the 2000 LTIP at the Meeting. The 2000 LTIP will remain in effect until the termination of the 2000 LTIP or the later of the distribution of all shares reserved under the 2000 LTIP or the expiration of all awards. No award of an incentive stock option will be made more than ten years after the effective date (or such other limit as may be required by the Internal Revenue Code) if such limitation is necessary to qualify the option as an incentive stock option. The Company may withhold from any payment under the 2000 LTIP any required withholding taxes. The Board of Directors may amend, modify, terminate, or suspend the 2000 LTIP, and the Compensation Committee may amend any agreement or certificate, provided, in each instance, that any necessary approval of the stockholders is obtained and no participant's rights are adversely affected unless otherwise permitted by an agreement or a certificate or the law. The Compensation Committee may make appropriate adjustments to take into account changes in capitalization. The 2000 LTIP will be unfunded and will not require the segregation of any assets.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2000 LTIP and with respect to the sale of Common Stock acquired under the 2000 LTIP. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder, as in effect on the date of this proxy statement. Changes in the law may modify this discussion, and in some cases the changes may be retroactive. Further, this summary is not intended to be a complete discussion of all the federal income tax consequences associated with the 2000 LTIP. Accordingly, for precise advice as to any specific transaction or set of circumstances, participants should consult with their own tax and legal advisors. Participants should also consult with their own tax and legal advisors regarding the application of any state, local, and foreign taxes and any federal gift, estate, and inheritance taxes.

     Incentive Stock Options

     Some options may constitute "incentive stock options" within the meaning of
Section 422 of the Code. If the Company grants an incentive stock option, the participant will not be required to recognize income upon the grant of the incentive stock option, and the Company will not be allowed to take a deduction.

     Similarly, when the participant exercises any incentive stock options, provided the participant has not ceased to be an employee for more than three months before the date of exercise, the participant will not be required to recognize income, and the Company will not be allowed to take a deduction. For purposes of the alternative minimum tax, however, the amount by which the aggregate fair market value of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the participant's alternative minimum taxable income for the year in which the incentive stock option is exercised. The Code imposes an alternative minimum tax on a taxpayer whose alternative minimum taxable income, as defined in Section 55(b)(2) of the Code, exceeds the taxpayer's adjusted gross income.

     Additional tax consequences will depend upon how long participants hold the shares of Common Stock received after exercising the incentive stock options. If a participant holds the shares for more than two years from the date of grant and one year from the date of exercise of the option, upon disposition of the shares, the participant will not recognize any ordinary income, and the Company will not be allowed to take a deduction. However, the difference between the amount the participant realizes upon disposition of the shares and the basis (i.e., the amount the participant paid upon exercise of the incentive stock option) in those shares will be taxed as a long-term capital gain or loss.

     If the participant disposes of shares acquired upon exercise of an incentive stock option which he or she has held for less than two years from the date of grant or one year from the date of exercise ("Disqualifying Disposition"), the participant generally will recognize ordinary income in the year of the disposition. To calculate the amount of ordinary income that must be recognized upon a Disqualifying Disposition, make the following determinations and calculations:

     - determine which is smaller: the amount realized on disposition of the shares or the fair market value of the shares on the date of exercise;

     - next, subtract the basis in those shares from the smaller amount. This is the amount of ordinary income that the participant must recognize.

     To the extent that the participant recognizes ordinary income, the Company is allowed to take a deduction. In addition, the participant must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that the participant realizes upon disposition of those shares which exceeds the fair market value of those shares on the date the participant exercised the option. The participant will recognize a short-term or long-term capital loss, depending on whether the holding period for the shares exceeds one year, to the extent the basis in the shares exceeds the amount realized upon disposition of those shares.

     As noted above, the excess of the fair market value of the shares at the time the participant exercises his or her incentive stock option over the exercise price for the shares is an item of tax preference that may be subject to the alternative minimum tax. However, for persons subject to the Section 16(b) restriction, the tax preference generally will not arise until six months after the grant of the incentive stock option, and, if this date is after the incentive stock option is exercised, the measure of the tax preference will be the excess of the fair market value of the shares six months after the incentive stock option grant over the stock option price. It is not clear at this time whether the participant may elect to recognize a tax preference at the time of exercise in lieu of six months after the grant.

     Non-Qualified Stock Options

     If the participant receives a non-qualified stock option, the participant will not recognize income at the time of the grant of the stock option; however, the participant will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise and (b) the amount of cash paid for the stock. The Company will be entitled to a deduction in the same amount. The ordinary income the participant recognizes will be subject to applicable tax withholding by the Company. When the participant sells these shares, any difference between the sales price and the exercise price, to the extent not already recognized as ordinary income, will be treated as a capital gain or loss.

     Restricted Stock

     Unless a timely 83(b) election is made, as described in the following paragraph, a participant generally will not recognize taxable income upon the grant of restricted stock because the restricted stock generally will be nontransferable and subject to a substantial risk of forfeiture. A participant will recognize ordinary income when the restrictions that impose a substantial risk of forfeiture of such shares of Common Stock or the transfer restrictions (collectively, the "Restrictions") lapse. The amount recognized will be equal to the difference between the fair market value of such shares at such time and the original purchase price paid for the shares, if any. The ordinary income recognized by a participant with respect to restricted stock awarded under the 2000 LTIP will be subject to applicable tax withholding by the Company. If a timely 83(b) election has not been made, any dividends received with respect to Common Stock subject to the Restrictions will be treated as additional compensation income and not as dividend income.

     A participant may elect, pursuant to Section 83(b) of the Code, to recognize as ordinary income the fair market value of the restricted stock upon grant, notwithstanding that the restricted stock would otherwise not be includable in gross income at that time. If such election is made within 30 days of the date of grant, then the participant would include in gross income an amount equal to the difference between the fair market value of the restricted stock on the date of grant and the purchase price paid for the restricted stock, if any. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the Participant. If the Section 83(b) election is made, the participant's capital gains holding period begins on the date of grant.

     The Section 83(b) election is irrevocable. If a Section 83(b) election is made and the participant then forfeits the restricted stock, the participant may not deduct as a loss the amount previously included in gross income.

     A participant's tax basis in shares of restricted stock received pursuant to the 2000 LTIP will be equal to the sum of the amount (if any) the participant paid for the Common Stock and the amount of ordinary income recognized by such participant as a result of making an 83(b) election or upon the lapse of the Restrictions. Unless a Section 83(b) election is made, the participant's holding period for such shares for purposes of determining gain or loss on a subsequent sale will begin on the date the Restrictions on such shares lapse.

     In general, the Company will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a participant with respect to shares of restricted stock awarded pursuant to the 2000 LTIP.

     If, subsequent to the lapse of the Restrictions on the shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the participant will be taxed as a capital gain or capital loss.

     Stock Appreciation Rights/Performance Shares

     A participant generally will not recognize taxable income upon the grant of stock appreciation rights or performance shares. Instead, a participant will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the stock appreciation right or performance share award. The ordinary income the participant recognizes will be subject to applicable tax withholding by the Company.

     Upon selling any Common Stock received by a participant in payment of an amount due under a stock appreciation right or performance share award, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock.

     Other Stock-Based Awards

     The tax consequences associated with any other stock-based award granted under the 2000 LTIP will vary depending on the specific terms of such award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, the applicable holding period and the participant's tax basis.

     Income Tax Rates on Capital Gain and Ordinary Income

     Under current tax law, short-term capital gain and ordinary income will be taxable at a maximum federal rate of 39.6%. Phaseouts of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher marginal tax rates. Ordinary compensation income generally will also be subject to the Medicare tax and, under certain circumstances, a social security tax. On the other hand, long-term capital gain will be taxable at a maximum federal rate of 20%.

     Non-United States Taxpayers

     If the participant is subject to the tax laws of any country other than the United States, the participant should consult his or her own tax and legal advisors to determine the tax and legal consequences of any award received under the 2000 LTIP.

2000 LTIP BENEFITS

     The 2000 LTIP will provide the directors, officers, and employees of the Company with certain benefits, as described above and in the chart below. Therefore, the current directors of the Company have a direct personal interest in the approval of the 2000 LTIP. If the 2000 LTIP is approved by the stockholders, the following persons will receive the following benefits:

                               NEW PLAN BENEFITS
              EXPRESS SCRIPTS, INC. 2000 LONG-TERM INCENTIVE PLAN

                                                                                         NUMBER OF SHARES UNDERLYING
                                                        NUMBER OF SHARES OF RESTRICTED    OPTIONS; WEIGHTED AVERAGE
NAME AND POSITION                                         STOCK; DOLLAR VALUE($)(1)           EXERCISE PRICE(2)
-----------------                                       ------------------------------   ---------------------------
Barrett A. Toan.......................................        69,500/$4,891,962              90,000(3)/$71.56250
Stuart L. Bascomb.....................................         6,680/$450,065                        0
Mark O. Johnson.......................................         6,680/$450,065                        0
David A. Lowenberg....................................         8,800/$592,900                        0
George Paz............................................         6,680/$450,065                        0
Executive Group(5)....................................       131,060/$9,179,349                140,000/$78.38725
Non-Executive Director Group(6).......................             0                         14,000(4)/$96.68750
Non-Executive Officer Employee Group(7)...............       153,790/$10,569,842             98,313(4)/$77.03649
Each nominee for election as a director...............             0/$0                              0/$0

-------------------------

(1) The closing price per share of the Company's Class A Common Stock as reported on Nasdaq on March 30, 2001, was $86.68. Dollar value is based on fair market value on the date of the award. See Notes 2 and 10 to the Summary Compensation Table on page 13 for a description of certain terms and conditions of the awards.



(2) The closing price per share of the Company's Class A Common Stock as reported on Nasdaq on March 30, 2001, was $86.68. Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to the individuals or members of the groups, as applicable.



(3) See Notes 3, 4 and 7 to "Option Grants in Fiscal Year 2000" on page 15 for a description of certain terms and conditions of the awards.



(4) See Notes 3 and 7 to "Option Grants in Fiscal Year 2000" on page 15 for a description of certain terms and conditions of the awards


(5) Consists of 10 persons.


(6) Consists of 7 persons. These awards represent options to purchase 7,000 shares awarded to each of Messrs. Sternberg and Benanav who are those directors who first became non-employee directors as defined in the 2000 LTIP. The 2000 provides for future annual awards to those directors who first became non-employee directors following the adoption of the 2000 LTIP. Mr. Mac Mahon will be awarded an option to purchase 7,000 shares of the Company's Class A Common Stock on the date of the first meeting of the Board of Directors which Mr. Mac Mahon attends, which is currently scheduled for May 23, 2001. Additional awards may also be made to directors under the 2000 LTIP at the discretion of the Board of Directors. See "-- Types of Awards -- Options" on page 23 for additional information regarding director stock options.


(7) Consists of 344 persons.

     The foregoing discussion of the 2000 LTIP is qualified in its entirety by reference to the 2000 LTIP attached to this Proxy Statement as Exhibit B, which you are urged to read and consider carefully.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE EXPRESS SCRIPTS, INC. 2000 LONG-TERM INCENTIVE PLAN, AS AMENDED.

             III. INDEMNIFICATION AND INSURANCE AMENDMENT TO BYLAWS

     The Board of Directors has unanimously approved and adopted, and proposes that stockholders ratify the adoption of, the indemnification and insurance amendment to the Company's Bylaws (the "Amendment") to provide that the directors and officers of the Company will be, and that employees and agents may be, indemnified generally to the full extent provided by Delaware law, including the advancement of expenses to the indemnified party and requiring the affirmative vote of the holders of at least 66 2/3% of the voting power of all stock, voting as a single class, to amend Section 6.10 of the Bylaws. New York Life and its subsidiaries have indicated their intention to vote their 4,670,000 shares which are not subject to the Trust in favor of the ratification of the adoption of the Amendment. The 3,450,000

Trust shares are to be voted in the same proportion and to the same effect as the votes cast by the other stockholders at the Meeting. The text of the Amendment is attached as Exhibit C.

BACKGROUND

     In performing their duties, directors of a Delaware corporation are generally obligated as fiduciaries to exercise their business judgment and act in what they reasonably determine in good faith, after appropriate consideration, to be in the best interests of the corporation and its stockholders. Decisions made on this basis are generally protected by the "business judgment rule," which is designed to protect directors from personal liability if their business decisions are subsequently challenged. However, the expense of defending lawsuits, including unwarranted litigation, and the inevitable uncertainty with respect to the outcome of applying the business judgment rule to particular facts and circumstances means that, as a practical matter, directors and officers of corporations rely on indemnification from corporations as a means of providing financial resources in the event of such expenses or unforeseen liability. The Delaware legislature has recognized that adequate indemnification provisions are often a condition of an individual's willingness to serve as a director or an officer of a corporation and therefore enacted Section 145 of the General Corporation Law of Delaware (the "DGCL") to allow Delaware corporations to provide indemnification for their directors, officers, employees and agents.

     Section 145 of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or of another entity at the request of the corporation. For a Proceeding other than an action by or in the right of the corporation, Section 145 currently provides for indemnification of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to a criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. For a Proceeding by or in the right of the corporation, Section 145 currently provides for indemnification of expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, provided that no such indemnification may be made on behalf of a person adjudged liable to the corporation unless a court determines that, despite such adjudication but in view of all the circumstances, such person is entitled to indemnification.

     Notwithstanding whether a Delaware corporation chooses to adopt any voluntary indemnification provisions, all Delaware corporations are required to indemnify present or former directors and officers for expenses (including attorneys' fees) actually and reasonably incurred by such persons in the successful defense, on the merits or otherwise, of any such Proceeding. Indemnification will be made if the person to be indemnified has met the applicable standard of conduct, as determined by a majority of disinterested directors, a majority of a committee of such directors, by independent counsel, or by the stockholders. Section 145 provides that a corporation may include a provision that allows for the payment by the corporation of expenses of the indemnified party in advance of the final disposition of such Proceeding and that a corporation may enter into one or more agreements with any person which provide for indemnification different from that provided by Delaware law.

     A corporation may also purchase and maintain insurance on behalf of the persons whom it may indemnify against any liability asserted against and incurred by such persons as a result of such persons' status with the corporation, regardless of the corporation's power to indemnify the persons pursuant to Section 145 of the DGCL.

     Currently, Article 7 of the Company's Certificate of Incorporation provides that the Company will indemnify its directors and officers to the fullest extent permitted by Section 145 of the DGCL, as amended from time to time. The Board of Directors considers it to be in the best interests of the Company and its stockholders to clarify and specify the terms of such indemnification of directors and officers, including by making mandatory the obligation of the Company to advance expenses, and to make express the ability of the Board of Directors, in its discretion, to authorize the Company to indemnify the other employees and agents of the Company, in each case, to the fullest extent permitted by applicable law. The Board of Directors believes that the Amendment is desirable so that the Company can continue to attract and retain responsible individuals to serve as its directors and officers in light of the present difficult environment in which such persons must serve. In recent years, Proceedings seeking to impose liability on, or involving as witnesses, directors and officers of publicly held corporations have become the subject of much public discussion. Such Proceedings are typically extremely expensive whatever their eventual outcome. Even in Proceedings in which a director or officer is not named as a defendant, such individual may incur substantial expenses or attorneys' fees if he or she is called as a witness or becomes involved in the Proceeding in any other way. As a result, an individual may conclude that potential exposure to the costs and risks of Proceedings in which he or she may become involved exceeds any benefit to him or her from serving as a director or officer of a publicly held corporation. Likewise, the Board of Directors believes it to be in the best interests of the Company and its stockholders to make express the ability of the Board, in its discretion, to authorize indemnification of other employees and agents, when the Board determines it to be appropriate.

THE AMENDMENT

     The Amendment adds a new Section 6.10 to the Bylaws which states that each person who was or is a party or threatened to be made a party to any Proceeding because such person is or was or has agreed to serve at the request of the Company as a director or officer of the Company or as a director or officer of another entity will be indemnified by the Company and that each person who was or is a party or threatened to be made a party to any Proceeding because such person is or was or has agreed to serve at the request of the Company as an employee or agent of the Company or as an employee or agent of another entity, may be indemnified by the Company. The Amendment provides for indemnification of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to a criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the event of an action or suit by or in the right of the Company, the indemnification will be limited to expenses (including attorneys' fees) actually and reasonably incurred in the defense or settlement of such action, but no indemnification will be made regarding any claim as to which the indemnitee has been adjudged liable to the Company unless a court determines that such indemnification is appropriate.

     To the extent that a director, officer, employee or agent is successful on the merits or otherwise in defense of a Proceeding, or any claim, issue or matter therein, the Company will indemnify him or her against all actual and reasonably incurred expenses. If a director or officer is not wholly successful, on the merits or otherwise, in any Proceeding but is successful, on the merits or otherwise, as to any claim, issue, or matter in such Proceeding, the Company will indemnify such person against all expenses (including attorney's fees) actually and reasonably incurred by such person relating to each successfully resolved claim, issue, or matter. The termination of a claim, issue, or matter in a Proceeding by dismissal, with or without prejudice, will be deemed to be a successful result as to such claim, issue, or matter.

     The Company will pay a director's or officer's expenses relating to a Proceeding in advance, provided that the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. Expenses incurred by other employees or agents may be so paid upon such terms and conditions as the Board of Directors may approve.

     A director or officer will be indemnified against all expenses (including attorney's fees) actually and reasonably incurred if, because of his or her status with the Company, he or she is a witness or otherwise participates in a Proceeding in which he or she is not a party.

     If the Company pays the expenses of a Proceeding, it will be entitled to assume the defense of such Proceeding with counsel reasonably acceptable to the indemnitee. Any subsequent legal fees incurred by the indemnitee will be the indemnitee's responsibility, provided that the Company will be responsible for such fees and expenses if counsel for the indemnitee reasonably concludes that there may be a conflict of interest or position on any significant issue between the Company and the indemnitee in the conduct of the defense or if the Company does not actually employ counsel for the defense.

     The disinterested directors, independent legal counsel, or the stockholders will determine if indemnification or advancement of expenses is appropriate in any given case within 60 days of an indemnitee's written request. If the Company does not make a determination within 60 days of the indemnitee's request, the Company will be deemed to have determined that indemnification or advancement of expenses is appropriate. A person may enforce his or her indemnification rights in a court if the Company denies the request. Such a person's costs and expenses incurred in successfully establishing his or her indemnification rights will be indemnified by the Company. The Company bears the burden of proof with respect to establishing the indemnitee's failure to meet the applicable standard of conduct for indemnification. A director or officer will be presumed to be entitled to indemnification unless otherwise proven by the Company.

     The Amendment also provides that the indemnification hereunder will not be deemed exclusive and that the Company may enter into one or more agreements with a director, officer, employee, or agent of the Company, which provide for indemnification up to the maximum permitted by law. The Amendment also provides that the Company may purchase and maintain insurance on behalf of any person who is or was or has agreed to serve as a director, officer, employee, or agent of the Company or of another entity at the request of the Company against any liability arising out of his or her status, regardless of whether the Amendment permits indemnification.

     The Amendment provides that a person will not be entitled to indemnification: (a) to the extent that payment is made under an insurance policy obtained by the Company; (b) to the extent that payment is made by the Company under its Certificate of Incorporation, Bylaws, agreement, or otherwise;
(c) if the indemnitee brought proceedings not authorized by the Board of Directors, except with respect to the enforcement of a right to indemnification under the Amendment; (d) if the indemnitee brought suit to enforce or interpret the Bylaws and the material assertions by the indemnitee have been determined by a court to have been made in bad faith or to have been frivolous; or (e) for any claim for recovery of profits arising from the purchase and sale by such person in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

     The Company will have no obligation to indemnify any director, officer, employee or agent under the Bylaws for amounts paid in settlement of any action, suit or proceeding without the Company's prior written consent, which will not be unreasonably withheld. The Company will not settle any action, suit or proceeding in any manner that would impose any fine or other obligation on any director or officer without such person's prior written consent.

     In order to provide for just and equitable contribution in circumstances in which the indemnification is held by a court of competent jurisdiction to be unavailable to a director or officer in whole or in part, the Amendment provides that, in such event, the Company will contribute to the payment of such director's or officer's costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any Proceeding, but not including an action by or in the right of the Company, in an amount that is just and equitable in the circumstances, taking into account, among other things, contributions by other directors and officers of the Company or others pursuant to indemnification agreements or otherwise; provided, that, without limiting the generality of the foregoing, such contribution will not be required where such holding by the court is due to (i) the failure of such director or officer to meet the standard of conduct required by the Bylaws, or (ii) any limitation on indemnification set forth in the Bylaws.

     If the DGCL is amended after adoption of this Amendment to expand further the indemnification permitted to directors or officers, the Amendment provides that the Company will indemnify such persons to the fullest extent permitted by the DGCL, as so amended.

     Additionally, as part of the Amendment, Section 6.9 of the Bylaws has been amended to require the affirmative vote of the holders of 66 2/3% of the voting power of all stock then issued and outstanding and entitled to vote thereon, voting as a single class, to amend or repeal, or adopt any provision of the Bylaws inconsistent with, Section 6.10. The Amendment does not limit the ability of a majority of the entire Board of Directors to amend the Bylaws.

     The proposed Amendment, together with the limitations on the directors' liability provided by the Company's Certificate of Incorporation and Bylaws, reduce significantly the number of instances in which directors and officers might be held liable to the Company for monetary damages for breach of their fiduciary duties. Therefore, the current directors and officers of the Company have a direct personal interest in the approval of the Amendment. Accordingly, the directors and officers have advised the Company that they intend to abstain from voting with respect to this proposal.

     The foregoing discussion of the Amendment is qualified in its entirety by reference to the Amendment attached to this Proxy Statement as Exhibit C, which you are urged to read and consider carefully.

     Stockholders should be aware that indemnification provisions in general could result in significant expense to the Company if the Company were required to indemnify one or more directors or officers in respect to claims against them. At present there is no pending litigation or proceeding involving an indemnitee where indemnification would be required or permitted under the proposed Amendment. The Company is not aware of any threatened litigation or proceeding which may result in a claim for indemnification.

     The Company has not experienced any difficulty in attracting or retaining directors or officers, and the proposed Amendment is not proposed in response to any specific resignation, threat of resignation or refusal to serve by any current or potential director or officer. The Company presently maintains liability insurance for its officers and directors.

     The Board of Directors recognizes that the Amendment may reduce the likelihood of stockholders or management bringing a lawsuit against indemnified persons on behalf of the Company even though such action, if successful, might otherwise have benefited the Company and its stockholders. Nevertheless, the Board of Directors concluded that, in light of the current litigious atmosphere and the numerous exceptions to the coverage of available directors and officers insurance, the Company should adopt the Amendment in order to be able to continue to attract and retain capable and responsible individuals to serve as directors and officers.

     The Company understands that the Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933, as amended, is against public policy as expressed in the Act and is, therefore, unenforceable.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE ADOPTION OF THE AMENDMENT TO COMPANY'S BYLAWS.

         IV. PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has unanimously adopted, and proposes that the stockholders approve and ratify, the proposed Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation reflects the following amendments to the existing Certificate of Incorporation: (i) a change in the registered agent and registered office of the Company, (ii) a change in the Company's classes of Common Stock because of the conversion of the Class B Common Stock and the reclassification of the Class A Common Stock as Common Stock, (iii) a change in the limitation on voting rights of preferred stockholders, (iv) a change in the rights, privileges, and designations of the Common Stock, (v) an addition of language permitting the Company to treat a registered stockholder as the owner of a share of stock, and (vi) certain technical amendments. The Board of Directors has chosen to restate the Certificate of Incorporation to make it more readable. New York Life and its subsidiaries have indicated their intention to vote their 4,670,000 shares which are not subject to the Trust in favor of the approval and ratification of the adoption of the Amended and Restated Certificate of Incorporation. The 3,450,000 Trust shares are to be voted in the same proportion and to the same effect as the votes cast by the other stockholders at the Meeting. The Amended and Restated Certificate of Incorporation is attached as Exhibit D.

     The first proposed amendment, set forth in Article 3 of the Amended and Restated Certificate of Incorporation, updates the registered address of the Company, which is appropriate due to a change in the name and address of the Company's registered agent.


     The second proposed amendment, set forth in Article 4 of the Amended and Restated Certificate of Incorporation, reflects the changes in the Company's stock resulting from the redemption of the Class B Common Stock and the reclassification of the Class A Common Stock as Common Stock. Formerly, Article 4 authorized 186,000,000 shares, consisting of 5,000,000 shares of Preferred Stock, 150,000,000 shares of Class A Common Stock, and 31,000,000 shares of Class B Common Stock. Subsequent to NYLife HealthCare's exchange of its Class B Common Stock for Class A Common Stock, as of November 7, 2000, the Company reacquired all of its Class B Common Stock. The proposed amendment eliminates and extinguishes all of the Class B Common Stock, which is currently held by the Company as treasury shares. Upon the elimination of the Class B Common Stock, the proposed amendment reclassifies the Class A Common Stock as Common Stock. As a result, as amended, new Article 4 will authorize 5,000,000 shares of Preferred Stock and 181,000,000 shares of new Common Stock. All options and warrants to purchase shares of Class A Common Stock will become options or warrants to purchase an equal number of shares of the reclassified Common Stock. All holders of Class A Common Stock may receive, upon surrender of their Class A Common Stock certificates, certificates representing an equal number of shares of Common Stock and will have the rights of Common Stock holders as set forth in the Amended and Restated Certificate of Incorporation. See "Voting Securities" beginning on page 1 for additional information regarding the transactions resulting in the conversion of the Class B Common Stock and the reclassification of the Class A Common Stock. In connection with this amendment, Article 4 was also amended to define "Preferred Stock Designation" as used in describing the rights of the holders of Preferred Stock.


     In addition, the existing Certificate of Incorporation currently requires stockholder approval, by each of the two classes of Common Stock, to amend the section of the Bylaws regarding the composition of the audit committee. Under that provision, a majority of the directors on the Audit Committee may not be directors, officers or employees of New York Life Insurance Company or its subsidiaries. As a result of the reduction in stock ownership by New York Life last November, the Company believes that no such Bylaw restriction is appropriate, and therefore proposes to eliminate the corresponding provision of the Certificate of Incorporation. As of March 1, 2001, NYLife held only approximately 21% of our Class A Common Stock. Because of the proposed elimination of this provision, NYLife may be deemed to have an interest in this proposal different from the other stockholders.

     The third proposed amendment, set forth in Article 4 of the Amended and Restated Certificate of Incorporation, eliminates the requirement that the right, if any, of the holders of Preferred Stock to vote for the election of directors be limited to voting as a single class with the holders of Common Stock, with no more than one vote per share of Preferred Stock. As a result, holders of Preferred Stock will have such voting rights as will be designated by the Board of Directors. The Company believes that this limitation on voting rights of preferred stockholders is no longer appropriate due to the elimination of the Class B Common Stock.


     The fourth amendment, set forth in Article 4 of the Amended and Restated Certificate of Incorporation, sets forth the amended rights, privileges, and designations of the Common Stock. Because of the elimination of the 31,000,000 authorized shares of Class B Common Stock and the reclassification of the 150,000,000 authorized shares of Class A Common Stock (including 39,133,374 outstanding as of the Record Date) as Common Stock, the provisions of the Certificate of Incorporation setting forth the comparative rights, privileges, and designations of the Class A Common Stock and Class B Common Stock are no longer necessary. The Common Stock has the same rights, privileges, and designations as the Class A Common Stock without reference to or qualification by the rights, privileges, and designations of any other class of Common Stock. The Common Stock will not have separate classes and will be quoted on Nasdaq in the same manner as the Class A Common Stock.


     The fifth amendment, set forth in Article 4 of the Amended and Restated Certificate of Incorporation, is a new provision that states that the Company may treat the registered owner of a share of stock as the owner of such stock without any requirement that it recognize any other claim or interest in such share by any other person regardless of notice of such claim. This amendment permits the Company to rely upon its records in determining who holds its stock.

     In compliance with Section 245 of the DGCL, the Company also made the following technical amendments in amending and restating the Certificate of
Incorporation: (i) an introductory paragraph was added to set forth the name under which the Company was originally incorporated and the date of such incorporation, (ii) former Article 11 setting forth the incorporator was deleted because it is no longer necessary, and (iii) new Article 11 was added to recite the Company's compliance with the DGCL.

     The foregoing discussion of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation attached to this Proxy Statement as Exhibit D, which you are urged to read and consider carefully.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

           V. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP served as the Company's independent accountants for the year ended December 31, 2000. The Board of Directors has appointed, subject to stockholder ratification, PricewaterhouseCoopers LLP to act in that capacity for the year ending December 31, 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from stockholders. New York Life and its subsidiaries have indicated their intention to vote their 4,670,000 shares which are not subject to the Trust in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2001. The 3,450,000 Trust shares are to be voted in the same proportion and to the same effect as the votes cast by the other stockholders at the Meeting.

AUDIT FEES

     PricewaterhouseCoopers LLP billed the Company $310,000 in the aggregate for professional services rendered for the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During 2000, PricewaterhouseCoopers LLP did not provide the Company with any professional services relating to financial information systems design or implementation.

ALL OTHER FEES

     PricewaterhouseCoopers LLP billed the Company $1,308,000 in the aggregate for services rendered by it, other than the services covered above, for 2000.

     The Audit Committee has considered whether the provision of the services other than the audit and financial review services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.

                             STOCKHOLDER PROPOSALS

     In accordance with the amended Bylaws of the Company, a stockholder who at any annual meeting of stockholders of the Company intends to nominate a person for election as a director or present a proposal must so notify the Secretary of the Company, in writing, describing such nominee(s) or proposal and providing information concerning such stockholder and the reasons for and interest of such stockholder in the proposal. Generally, to be timely, such notice must be received by the Secretary not less than 90 days nor more than 120 days in advance of the first anniversary of the preceding year's annual meeting, provided that in the event that no annual meeting was held the previous year or the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, or in the event of a special meeting of stockholders called to elect directors, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. For the Company's annual meeting to be held in 2002, any such notice must be received by the Company at its principal executive offices between January 23, 2002 and February 22, 2002 to be considered timely for purposes of the 2002 Annual Meeting. Any person interested in making such a nomination or proposal should request a copy of the relevant Bylaw provisions from the Secretary of the Company. These time periods also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet to have a proposal included in the Company's Proxy Statement.

     Stockholder proposals intended to be presented at the 2002 Annual Meeting must be received by the Company at its principal executive office no later than December 9, 2001, in order to be eligible for inclusion in the Company's Proxy Statement and Proxy relating to that meeting. Upon receipt of any proposal, the Company will determine whether to include such proposal in accordance with regulations governing the solicitation of Proxies.

                                 OTHER MATTERS

     Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                    VOTING VIA THE INTERNET OR BY TELEPHONE

     Please note that there are separate Internet and telephone voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

SHARES REGISTERED DIRECTLY IN THE NAME OF THE STOCKHOLDER

     Stockholders with shares registered directly with the Company's transfer agent, American Stock Transfer & Trust Company ("AmStock"), may vote telephonically by calling 1-800-PROXIES (1-800-776-9437) on a touch-tone telephone, or via the Internet at AmStock's voting site on the World Wide Web (www.voteproxy.com). A Control Number located on the proxy card will be utilized to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

SHARES REGISTERED IN THE NAME OF A BROKERAGE FIRM OR BANK

     A number of brokerage firms and banks are participating in a program that also offers telephone and Internet voting options. This program is likely different from the program provided by AmStock for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank which participates in an electronic voting program, you may vote those shares telephonically or via the Internet by following the instructions included on your proxy card.

                            SOLICITATION OF PROXIES

     The Company will bear the cost of the solicitation of Proxies for the Meeting. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company. Solicitation will be made by mail and also may be made personally or by telephone, facsimile or other means by the Company's officers, directors and employees, without special compensation for such activities. We have also hired MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies. MacKenzie will receive a fee for such services of approximately $5,000, plus reasonable out-of-pocket expenses, which will be paid by the Company.

                                      By Order of the Board of Directors

                                      [/s/ Thomas M. Boudreau]
                                      Thomas M. Boudreau
                                      Secretary
April 9, 2001

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER
                             EXPRESS SCRIPTS, INC.

                              ADOPTED MAY 24, 2000
                            AMENDED FEBRUARY 6, 2001

     The Board of Directors of Express Scripts, Inc. (the "Company") hereby adopts this Charter to govern the composition of its Audit Committee (the "Committee") and the scope of the Committee's duties and responsibilities, and to set forth specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.

I. STATEMENT OF PURPOSE

     The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

II. COMPOSITION OF THE AUDIT COMMITTEE

     The Committee shall be comprised of not less than three nor more than five members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and the composition of the Committee shall be such as to comply with the applicable rule governing audit committees of the exchange on which the Company's stock may be traded.

III. MEETINGS

     The Committee shall meet at least four (4) times annually, or more frequently as the Committee may from time to time determine to be appropriate. The content of the agenda shall be reviewed with the Chair of the Committee prior to finalization and distribution to the Committee as a whole. One or more of these meetings shall include separate executive sessions with the Company's Chief Financial Officer, the independent auditors and the Director of Internal Audit. Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

IV. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The duties and responsibilities of the Committee shall include the following:

     A. INDEPENDENT AUDITORS

          1. Receive the written disclosures and letter from the Company's independent auditors contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discuss with the auditors any issues required to be discussed regarding their objectivity and independence, including, without limitation, the scope and fees for non-audit services rendered to the Company.

          2. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants and will recommend to the Board the selection, retention or replacement of the Company's independent accountants.

          3. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

          - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

          - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

          - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

          - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

          4. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communications with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

          5. Discuss at least annually with the Company's independent auditors the following: the adequacy and effectiveness of the Company's internal financial controls; the management letter issued by the independent auditor and management's response thereto; actions management has taken or progress it has made in addressing issues raised by the independent auditors; and major areas of financial risk.

          6. Review with management and the independent accountants any comments or inquiries from the Securities and Exchange Commission (SEC) relating to the Company's financial statements or other financial matters included in the Company's periodic filings with the SEC.

     B. INTERNAL AUDITORS

          1. Review the appointment or reappointment of the Company's senior internal auditing executive, and, not less frequently than annually, review the responsibilities, budget and staffing of the Company's Internal Audit Department.

          2. Discuss at least annually with the internal auditor the effectiveness of the Company's internal controls, as well as any significant letters or reports to management issued by the internal auditors, and management's responses thereto.

          3. Review annually the Company's internal audit workplan and receive periodic reports regarding the progress of such internal auditing activities and any required remedial action.

     C. MANAGEMENT

          1. Discuss at least annually with the Company's General Counsel the scope and effectiveness of the Company's legal compliance programs, any legal matters that may have a material impact on the Company's financial statements, and any material reports or inquiries received from regulators or government agencies.

          2. Review and approve, or if appropriate recommend that the Board of Directors approve, all material related party transactions and potential conflict of interest situations involving New York Life Insurance Company and its subsidiaries and affiliates, or members of the Board of Directors or senior management.

          3. Authorize and oversee investigations deemed appropriate by the Committee into any matters within the Committee's scope of responsibility as described in this Charter or as may subsequently be delegated to the Committee by the Board of Directors, with the power to retain independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate.

          4. Prepare the disclosure required of the Committee by the Securities and Exchange Commission regulations for inclusion in the Company's annual proxy statement.

          5. Review this Charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate.

                                                                       EXHIBIT B

                             EXPRESS SCRIPTS, INC.
                         2000 LONG-TERM INCENTIVE PLAN

                             ADOPTED AUGUST 9, 2000
                            AMENDED FEBRUARY 6, 2001

     1. PURPOSE. The purpose of this 2000 Long-Term Incentive Plan (the "Plan") is to motivate key personnel to produce a superior return to the stockholders of the Company and its Affiliates by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

     2. DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below.

          (a) "Affiliate" means any corporation that is a Subsidiary of the Company and, for purposes other than the grant of Incentive Stock Options, any limited liability company, partnership, corporation, joint venture, or any other entity in which the Company or any such Subsidiary owns an equity interest.

          (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant or, in the discretion of the Committee, a written certificate issued by the Company or an Affiliate to a Participant, in either case, containing or incorporating the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be made unilaterally by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

          (c) "Associate" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Associate" shall also include any Non-Employee Director serving on the Company's Board of Directors. References in this Plan to "employment" and related terms (except for references to "employee" in this definition of "Associate" or in Section 7(a)(i)) shall include the providing of services as a Non-Employee Director.

          (d) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award, whether singly, in combination or in tandem.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Cause" shall mean the willful failure by a Participant to perform his duties with the Company, a Parent or a Subsidiary or the willful engaging in conduct which is injurious to the Company, a Parent or any Subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion.

          (g) "Change in Control" shall mean any of the following:

             (i) Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board;

             (ii) More than 25% of the (x) combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") or (y) the then outstanding Shares of Stock ("Outstanding Company Common Stock") is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of
        Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(f)(ii);

               (A) any acquisition or beneficial ownership by the Company or a Subsidiary, or

               (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one of more of its Subsidiaries.

             (iii) Consummation of a reorganization, merger, share exchange or consolidation (a "Business Combination"), unless in each case following such Business Combination,

               (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company through one or more subsidiaries);

               (B) no individual, entity or group (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 25% of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors or other governing body of the entity resulting from such Business Combination, except to the extent that such individual, entity or group owned more than 25% of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination; and

               (C) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, approving such Business Combination.

             (iv) The Company shall sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions).

             (v) The stockholders of the Company shall approve a plan liquidate or dissolve the Company and the Company shall commence such liquidation or dissolution.

          (h) "Change in Control Date" shall mean, in the case of a Change in Control defined in clauses (i) through (iv) of the definition thereof, the date on which the event occurs, and in the case of a Change in Control defined in clause (v) of the definition thereof, the date on which the Company shall commence such liquidation or dissolution.

          (i) "Change in Control Price" shall mean the value, expressed in dollars, as of the date of receipt of the per share consideration received by the Company's stockholders whose stock is acquired in a transaction constituting a Change in Control.

          (j) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

          (k) "Committee" means the committee of directors appointed by the Board to administer this Plan. In the absence of a specific appointment, "Committee" shall mean the Compensation Committee of the Board.

          (l) "Company" means Express Scripts, Inc., a Delaware corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

          (m) "Comparable Employment" shall mean employment with the Company or any successor to the Company's business following a Change in Control pursuant to which:

             (i) the responsibilities and duties of the Participant are substantially the same as before the Change in Control (such changes as are a necessary consequence of the fact that the securities of the Company are no longer publicly traded if the Company's securities cease to be publicly traded as a consequence of the Change in Control shall not be considered a change in responsibilities or duties), and the other terms and conditions of employment following the Change in Control do not impose on the Participant obligations materially more burdensome than those to which the Participant was subject prior to the Change in Control;

             (ii) the aggregate compensation (including salary, bonus and other benefit plans, including option plans) of such Participant is substantially economically equivalent to or greater than such Participant's aggregate compensation immediately prior to the Change in Control Date. In making such determination (A) there shall be taken into account all contingent or unvested compensation, under performance-based compensation plans or otherwise, with appropriate adjustment for rights of forfeiture, vesting rules and other contingencies to payment, and (B) any compensation payable by reason of the Change in Control shall be disregarded; and

             (iii) the Participant remains employed in the metropolitan area in which he was employed immediately preceding the Change in Control.

          (n) "Disability" means that the Participant has suffered physical or mental incapacity of such nature as to prevent him from engaging in or performing the principal duties of his customary employment or occupation on a continuing or sustained basis, provided that, if a Participant has entered into an employment agreement with the Company, the Committee, in its sole discretion, may determine to substitute the definition set forth in such agreement. All determinations as to the date and extent of disability of any Participant shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor regulation.

          (p) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

             (i) (A) the closing sales price of a Share on the composite tape for New York Stock Exchange ("NYSE") listed shares, or if Shares are not quoted on the composite tape for NYSE listed shares, on the Nasdaq National Market or any similar system then in use or, (B) if clause
        (i)(A) is not applicable, the mean between the closing "bid" and the closing "asked" quotation of a Share on the Nasdaq National Market or any similar system then in use, or (C) if the Shares are not quoted on the NYSE composite tape or the Nasdaq National Market or any similar system then in use, the closing sale price of a Share on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the specified date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

             (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

     However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

          (q) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

          (r) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

          (s) "Incumbent Board" means the group of directors consisting of (i) those individuals who, as of the effective date of the Plan, constituted the Board; and (ii) any individuals who become directors subsequent to such effective date whose appointment, election or nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then comprising the Incumbent Board. The Incumbent Board shall exclude any individual whose initial assumption of office occurred (i) as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (other than a solicitation of proxies by the Incumbent Board) or (ii) with the approval of the Incumbent Board but by reason of any agreement intended to avoid or settle a proxy contest.

          (t) "Non-Employee Director" means a director of the Company who is not an employee of the Company, a Parent or a Subsidiary.

          (u) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          (v) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

          (w) "Option" means a right to purchase Stock (or, if the Committee so provides in an applicable Agreement, Restricted Stock), including both Non-Qualified Stock Options and Incentive Stock Options.

          (x) "Parent" means a "parent corporation," as that term is defined in
     Section 424(e) of the Code, or any successor provision.

          (y) "Participant" means an Associate to whom an Award is made.

          (z) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

          (aa) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one or more Shares or a fractional Share or a Unit expressed in terms of one or more Shares or a fractional Share, as specified in the applicable Agreement, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

          (bb) "Plan" means this 2000 Long-Term Incentive Plan, as amended and in effect from time to time.

          (cc) "Related Entity" shall mean a Parent, a Subsidiary, or any employee benefit plan (including a trust forming a part of such plan) maintained by the Company, a Parent or a Subsidiary.

          (dd) "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

          (ee) "Retirement" shall mean, except as otherwise provided in an Agreement, termination of employment after either (i) attainment of age 65, or (ii) the normal retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

          (ff) "Senior Executive" means any Associate who is an employee of the Company and whose base salary is determined by reference to Salary Grades M3 through and including M5 (as such salary grades are in effect on the effective date of this Plan), or, if the Company modifies its salary grades after such effective date, in the most nearly comparable salary grades for senior executives of the Company under such modified system as determined by the Committee in its sole discretion.

          (gg) "Share" means a share of Stock.

          (hh) "Stock" means the Company's Class A common stock, $0.01 par value per share (as such par value may be adjusted from time to time) or any securities issued in respect thereof by the Company or any successor to the Company as a result of an event described in Section 12(f).

          (ii) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

          (jj) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

          (kk) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under
     Section 12(h) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

          (ll) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

          (mm) "Unit" means a bookkeeping entry that may be used by the Company to record and account for the grant of Stock, Stock Appreciation Rights and Performance Shares expressed in terms of Units of Stock until such time as the Award is paid, canceled, forfeited or terminated.

          (nn) "Vice President" means any Associate who is an employee of the Company and whose base salary is determined by reference to Salary Grades M1 through and including M2 (as such salary grades are in effect on the effective date of this Plan), or, if the Company modifies its salary grades after such effective date, in the most nearly comparable salary grades for vice presidents of the Company under such modified system as determined by the Committee in its sole discretion.

          Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     3. ADMINISTRATION.

          (a) AUTHORITY OF COMMITTEE. The Committee shall administer this Plan or delegate its authority to do so as provided in Section 3(b) hereof. The Committee shall have exclusive power (acting alone or, to the extent the Committee deems appropriate for purposes of Exchange Act Rule 16b-3, in conjunction with the full Board), subject to the limitations contained in this Plan, to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee, subject to the limitations contained in this Plan, may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreement entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. All determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive, including, without limitation, as to any adjustments pursuant to Section 12(f). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee. Notwithstanding the foregoing, in administering this Plan with respect to Awards for Non-Employee Directors, the Board shall exercise the powers of the Committee.

          (b) DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of determining Awards of Options solely to Associates who are employees who are not Vice Presidents or Senior Executives and who are not then subject to the reporting requirements of Section 16 of the Exchange Act. In delegating such authority the Committee shall specify the maximum number of shares that may be awarded to any single employee. The authority so delegated to the Chief Executive Officer may not be subdelegated.

     4. SHARES AVAILABLE; MAXIMUM PAYOUTS.

          (a) SHARES AVAILABLE. The number of Shares initially available for distribution under this Plan shall be 1,350,000 Shares. Such number of Shares shall increase annually, effective as of each January 1, commencing January 1, 2002 and ending on January 1, 2004, by 700,000 Shares. Such number of Shares shall also be increased by the number of Shares made available as a result of forfeitures under the Express Scripts, Inc. Amended and Restated 1992 and 1994 Stock Option Plans and the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan for Outside Directors (the "1992 and 1994 Plans") (all of which Shares shall be subject to adjustment under Section 12(f) hereof). On and after the effective date of this Plan, no further awards may be made under the 1992 and 1994 Plans. Shares issued under this Plan may be authorized and unissued shares or issued shares held as treasury shares.

          (b) SHARES AGAIN AVAILABLE. Any Shares subject to an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this Plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

          (c) UNEXERCISED AWARDS. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

          (d) NO FRACTIONAL SHARES. No fractional Shares may be issued under this Plan; fractional Shares will be rounded down to the nearest whole Share.

     5. ELIGIBILITY. Awards may be granted under this Plan to any Associate at the discretion of the Committee.

     6. GENERAL TERMS OF AWARDS.

          (a) AWARDS. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock or Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

          (b) AMOUNT OF AWARDS. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

          (c) TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but, unless otherwise specifically provided in this Plan, need not, include, without limitation, acceleration resulting from the occurrence of the Participant's death or Disability. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

          (d) AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, that shall apply to such Award, in addition to the terms and conditions specified in this Plan.

          (e) TRANSFERABILITY. Except as otherwise permitted by the Committee, during the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. Except as otherwise permitted by the Committee, no Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so (including pursuant to a decree of divorce or any judicial declaration of property division) shall be of no effect. Notwithstanding the immediately preceding sentence, an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death.

          (f) TERMINATION OF EMPLOYMENT GENERALLY. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement (which may, without limitation, in the sole discretion of the Committee, provide for an extension of the exercisability of Options and Stock Appreciation Rights beyond the periods set forth in paragraphs (i)(A) through (E) below, subject in all events to paragraph (i)(F) below), in the case of a Participant's termination of employment, the following provisions shall apply:

             (i) OPTIONS AND STOCK APPRECIATION RIGHTS.

               (A) DEATH. If a Participant's employment terminates because of his or her death, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within one year after the date of the Participant's death.

               (B) DISABILITY. If a Participant's employment terminates because of Disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and the

          Participant or the Participant's Successor may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant's Disability.

               (C) RETIREMENT. Upon a Participant's Retirement, any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and the Participant may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant's retirement.

               (D) TERMINATION FOR CAUSE. Upon termination of a Participant's employment by the Company for Cause, all Awards, to the extent not previously exercised, shall immediately terminate.

               (E) REASONS OTHER THAN TERMINATION FOR CAUSE, DEATH, RETIREMENT OR DISABILITY. Except as provided in Sections 6(g) or (h), if a Participant's employment terminates for any reason other than death, Disability, Retirement or by the Company for Cause, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for one month after termination of the Participant's employment, but only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant's termination of employment.

               (F) EXPIRATION OF TERM. Notwithstanding any provision of this Plan to the contrary, in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in the foregoing paragraphs (A)-(E), except as otherwise provided by the Company in the applicable Agreement, shall terminate as of the end of the periods described in such paragraphs.

             (ii) PERFORMANCE SHARES. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement or otherwise, the Participant, unless the Committee shall otherwise provide in the applicable Agreement, shall be entitled to receive a number of Performance Shares (or payment therefor) at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this
        Section 6(f)(ii) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

             (iii) RESTRICTED STOCK. Unless otherwise provided in the applicable Agreement, in case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive a number of shares of Restricted Stock under outstanding Awards that has been pro-rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Any shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment for any other reason and such shares of Restricted Stock shall be forfeited to the Company.

          (g) ACCELERATION OF VESTING UPON CHANGE IN CONTROL AFTER WHICH NO PUBLIC MARKET FOR COMPANY OR EXCHANGE STOCK EXISTS

             (i) ACCELERATION OF VESTING; LAPSE OF RESTRICTIONS. Except as may be otherwise specified in the terms of any Award, upon the occurrence of a Change in Control after which there will be no generally recognized U.S. public market for the Company's Class A Common Stock or any common stock for which the Company's Class A Common Stock is exchanged,

               (A) any Option or Stock Appreciation Right that has not expired or been terminated shall, to the extent not yet exercisable, become exercisable in full; and

               (B) the lapse of restrictions on, or the forfeiture of, any Award of Restricted Stock, Performance Shares, or Other Stock-Based Award shall be determined in accordance with Section 6(h)(ii); subject, however, to the provisions of Section 6(g)(ii) and (iii).

             (ii) COMPANY REPURCHASE. Upon the occurrence of a Change in Control Transaction described in clause (g)(i) above, on the Change in Control Date the Company will repurchase, and each Participant shall sell to the Company, any Option, Stock Appreciation Right, Restricted Stock, Performance Shares, or Other Stock-Based Award then held by such Participant as follows:

               (A) Any Option or Stock Appreciation Right will be repurchased at a per share price equal to the excess (if any) of the Change in Control Price over the exercise price of the Option or the specified price of the Stock Appreciation Right, as the case may be;

               (B) Any Restricted Stock or Performance Shares will be repurchased at a per share price equal to the Change in Control Price; and

               (C) Any Other Stock-Based Award will be repurchased at a price determined by the Committee in its sole discretion to be consistent with the treatment of Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

             (iii) PURCHASE PRICE ESCROW. Any amount of the purchase price that may become payable to Participants with respect to Restricted Stock, Performance Shares or Other Stock-Based Awards as to which restrictions have not lapsed on the Change in Control Date shall be deposited on the Change in Control Date in escrow with one of the ten largest U.S. commercial banks (measured in terms of amount of assets), or if no such bank will consent to serve as escrow agent, then another U.S. commercial bank of recognized standing chosen by the Company. Such funds shall be invested in securities issued or fully guaranteed as to both principal and interest by the U.S. Government, or in debt obligations of U.S. corporations with a remaining term to maturity not exceeding one year and rated AA or better by Standard & Poors Corporation. Interest earned on such funds shall be allocated ratably among the Participants receiving payment of such funds or, if any amounts are forfeited by a Participant, to the Company, and shall be disbursed when such payments are made. Disbursements from the escrow shall be made as follows:

               (A) DISBURSEMENT ON LAPSE OF RESTRICTIONS. With the initial escrow deposit the Company shall deliver to the escrow agent a schedule for making disbursements to the Participants based on the dates when the remaining restrictions on Restricted Stock or Other Stock-Based Awards will lapse based solely on the lapse of time. Unless the escrow agent receives a notice described in the following clauses (B) or (C) the escrow agent will disburse the funds in accordance with such schedule. With respect to Performance Shares, and where applicable with respect to Restricted Stock or Other Stock-Based Awards, the Company will from time to time deliver to the escrow agent a notice when the restrictions on any such Awards shall lapse (if sooner than the dates stated in the initial schedule), and the escrow agent shall disburse funds in accordance with such notice.

               (B) FORFEITURE. If a Participant forfeits his rights to any payments from the escrow, the Company shall give written notice thereof contemporaneously to the escrow agent and the Participant by certified or registered mail (in the case of the Participant, to the last known address of the Participant on the records of the Company), stating the reason for such forfeiture and the amount thereof. The escrow agent shall disburse the amount stated in such notice to the Company sixty (60) days after receipt thereof unless prior to such time the escrow agent receives written notice from the Participant that the Participant has commenced litigation against the Company with respect to the validity of such forfeiture. If such a notice is received, the escrow agent shall disburse such funds only upon order of a court of competent jurisdiction or upon written instructions signed by both the Company and the Participant.

               (C) ACCELERATION OF PAYMENTS. If a Participant or his successor in interest becomes entitled to a payment from the escrow prior to the time stated in the schedule, the Participant or such successor shall give written notice thereof contemporaneously to the escrow agent and the Company by certified or registered mail, stating the reason for such accelerated payment and the amount thereof. The escrow agent shall disburse the amount stated in such notice to the Optionee or such successor sixty (60) days after receipt thereof unless prior to such time the escrow agent receives written notice from the Company that the Company has commenced litigation against the Participant or such successor challenging the right to such acceleration of payment. If such a notice is received, the escrow agent shall disburse such funds only upon order of a court of competent jurisdiction or upon written instructions signed by both the Company and the Participant.

          (h) ACCELERATION OF VESTING UPON OTHER CHANGE IN CONTROL
     TRANSACTIONS. Except as may be otherwise specified in the terms of any Award, upon the occurrence of a Change in Control after which there remains a generally recognized U.S. public market for the Company's Class A Common Stock or for any common stock for which the Company's Class A Common Stock is exchanged, outstanding Awards shall be treated as follows:

             (i) STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Any Option or Stock Appreciation Right that has not expired or been terminated shall, to the extent not yet exercisable, become exercisable in full and shall remain exercisable for the remainder of the Term (except as otherwise provided in Section 6(g)(iii)).

             (ii) RESTRICTED STOCK, PERFORMANCE SHARES AND OTHER STOCK-BASED AWARDS.

               (A) COMPARABLE EMPLOYMENT NOT OFFERED. If a Participant who is a Vice President or Senior Executive is not offered Comparable Employment with the Company or any successor to the Company's business on or before the Change in Control Date, then any restrictions still applicable to any Award of Restricted Shares, Performance Shares, or Other Stock-Based Award shall lapse; provided, however, that in the case of Performance Shares the Participant shall be entitled to receive a number of Performance Shares (or payment therefor) on the Change in Control Date based upon the extent to which achievement of performance targets was satisfied as of such date, as determined by the Committee in its sole discretion.

               (B) COMPARABLE EMPLOYMENT OFFERED AND ACCEPTED. If a Participant who is a Vice President or Senior Executive is offered and accepts Comparable Employment with the Company or any successor to the Company's business on or before the Change in Control Date, then to the extent that restrictions remain in effect with respect to each Award of Restricted Shares, Performance Shares, or Other Stock-Based Award held by a Senior Executive or a Vice President, such restrictions shall lapse with respect to one-half of such shares. If an Award provides for lapse of restrictions in two or more increments, then the portion of such Award that will vest on an accelerated basis due to the Change in Control will be one-half of each such vesting increment.

               (C) COMPARABLE EMPLOYMENT NOT ACCEPTED. If a Participant (other than a Non-Employee Director) is offered Comparable Employment with the Company or any successor to the Company's business on or before the Change in Control Date and declines such employment, then the provisions of subsection 6(f) shall apply to any Restricted Stock, Performance Shares or Other Stock-Based Awards held by the Participant at the Change in Control Date.

               (D) TERMINATION OF EMPLOYMENT AFTER CHANGE IN CONTROL DATE. If the employment of any Participant on the Change in Control Date is involuntarily terminated without Cause after the Change in Control Date, or is voluntarily terminated after the Change in Control Date by a Participant who is a Senior Executive or a Vice President due to a change in employment conditions that results in such Participant not continuing to have Comparable Employment relative to such Participant's employment immediately preceding the Change in Control Date, then, notwithstanding the provisions of this subsection (h), any restrictions still applicable to any Award of Restricted Shares, Performance Shares, or Other Stock-Based Award held by such Participant that was granted prior to the Change in Control Date shall lapse; provided, however, that in the case of Performance Shares the Participant shall be entitled to receive a number of Performance Shares (or payment therefor) based upon the extent to which achievement of performance targets was satisfied as of the date of termination of employment, as determined by the Committee in its sole discretion. If no public market for the Company's Class A Common Stock (or any stock for which the Company's Class A Common Stock has been exchanged) exists at the time of termination of employment, then the Company shall repurchase, and the Participant shall sell, all or a ratable portion (as the case may be) of any such Restricted Stock, Performance Shares, or Other Stock-Based Award held by such Participant at the price provided for in the preceding subsection 6(g)(ii). This subsection 6(h)(ii)(D) shall not apply to Awards made after the Change in Control Date unless otherwise provided in such Award.

             (iii) NON-EMPLOYEE DIRECTORS. Any restrictions still applicable to any Award of Restricted Shares, Performance Shares, or Other Stock-Based Award held by a Non-Employee Director shall lapse.

          (i) RIGHTS AS STOCKHOLDER. A Participant shall have no right as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

          (j) MAXIMUM ANNUAL AWARDS PER PARTICIPANT. No Participant may receive any combination of Awards relating to more than 250,000 Shares in the aggregate in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

     7. STOCK OPTIONS.

          (a) TERMS OF ALL OPTIONS.

             (i) GRANTS. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Associates who are not employees of the Company or an Affiliate.

             (ii) PURCHASE PRICE. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law and in accordance with rules adopted by the Committee, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through delivery or tender to the Company of Shares held, either actually or by attestation, by such Participant for at least six months (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or, if the Committee so permits, a combination thereof, unless otherwise provided in the Agreement; provided that, no Shares may be tendered in exercise of an Incentive Stock Option if such shares were acquired by the optionee through the exercise of an Incentive Stock Option unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since such Incentive Stock Option was granted. Further, the Committee, in its discretion, may approve other methods or forms of payment of the purchase price, and establish rules and procedures therefor.

             (iii) NO REPRICING OF OPTIONS WITHOUT SHAREHOLDER
        APPROVAL. Options, once issued, may not be repriced without first obtaining the approval of the shareholders of the Company.

             (iv) EXERCISABILITY. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

          (b) INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

             (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock options plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit such Option or Options shall be treated as Non-Qualified Stock Options;

             (ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

             (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

             (iv) notwithstanding any other provision of this Plan if, at the time an Incentive Stock Option is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, (A) the option price for such Incentive Stock Option shall be at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option shall not be exercisable after the date five years from the date such Incentive Stock Option is granted.

          (c) OPTION GRANT FOR NON-EMPLOYEE DIRECTORS. The Board (which may delegate the determination to a Committee of the Board) may from time to time determine that each individual who is elected or appointed to the office of director as a Non-Employee Director receive an Award as compensation, in whole or in part, for such individual's services as a director. In determining the level of Awards for Non-Employee Directors, the Board may consider such factors as compensation practices of comparable companies with respect to directors, consultants' recommendations, and such other information as the Board may deem appropriate. In the absence of action by the Board each individual who is first elected or appointed to the office of director as a Non-Employee Director after adoption of this Plan shall receive (i) an Option to acquire three thousand (3,000) Shares on the date of the first meeting of the Board after such director's election or appointment, and a like grant on each anniversary of such date, and (ii) an Option to acquire four thousand (4,000) Shares on the date of the first meeting of the Board after such director's election or appointment, and a like grant each third year thereafter. These Options shall have the following terms and conditions:

             (i) PRICE. The purchase price for the Shares subject to such Option shall be one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted.

             (ii) TERM. The term of such Option shall be seven (7) years from the date that it is granted.

             (iii) VESTING. Subject to the provisions of subsections 6(g), 6(h) and the following clause (iv), such Option shall become exercisable in installments on a cumulative basis at a rate of one-third (1/3) each year, beginning on the first anniversary of the date of grant and on each successive anniversary thereafter, until the date such Option expires or is terminated.

             (iv) TERMINATION OF SERVICE AS NON-EMPLOYEE DIRECTOR. Except as provided in Sections 6(g), 6(h) or this subsection (iv), all outstanding Options held by a Non-Employee Director terminate immediately if such individual ceases to be a Non-Employee Director for any reason other than death or Disability, provided that, if the Optionee has attained age sixty-five (65) at the time of such cessation, the portion of his outstanding Options that have not become exercisable as of such date shall terminate immediately, and the remaining portion, if any, shall remain exercisable for a period of three months following such cessation, and shall thereafter terminate. If an Optionee ceases to be a Non-Employee Director due to his death or Disability, all outstanding Options held by such Optionee shall immediately become fully exercisable to the extent not so exercisable, shall remain exercisable for a period of three months following such cessation, and shall thereafter terminate. Notwithstanding the foregoing, no provision in this subsection (iv) shall extend the exercise period of an Option beyond its original term.

          The Board, in its discretion, may make other Awards from time to time to Non-Employee Directors, upon such terms and conditions, consistent with the provisions of this Plan, as the Board may determine.

     8. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right (referred to in Section 12(f) as the "purchase price"). A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the applicable Agreement. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock (as determined by the Committee if not otherwise specified in the Award) as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right.

     9. PERFORMANCE SHARES.

          (a) INITIAL AWARD. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee. Such performance targets shall be determined by the Committee in its sole discretion and shall consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total or net operating asset turnover, operating income, total stockholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, successful transition of the Company's clients to new claim adjudication platforms, achievement of post-merger integration, marketing, operating or workplan goals, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award.

          (b) ACCELERATION AND ADJUSTMENT. The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Fundamental Change, the Participant's death or Disability, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

          (c) VALUATION. To the extent that payment of a Performance Share is made in cash, a Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

     10. RESTRICTED STOCK. Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the restrictions on the Restricted Stock Award lapse, subject to forfeiture, as provided in the applicable Agreement. Any employment conditions, performance conditions, restrictions on transferability and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine, which may, but need not, include without limitation the Participant's death or Disability. The Committee, in the applicable Agreement, may, in its sole discretion, award all or any of the rights of a stockholder with respect to the Shares of Restricted Stock during the period that they remain subject to restrictions, including, without limitation, the right to vote the Shares and receive dividends. Any performance conditions to the lapse of restrictions on restricted stock shall be determined by the Committee in its sole discretion and shall be based on performance targets that consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total or net operating asset turnover, operating income, total stockholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, sales growth, successful transition of the Company's clients to new claim adjudication platforms, or achievement of post-merger integration, marketing, operating or workplan goals, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance.

     11. OTHER STOCK-BASED AWARDS. The Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock, Stock Units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

     12. GENERAL PROVISIONS.

          (a) EFFECTIVE DATE OF THIS PLAN. This Plan shall become effective as of August 9, 2000, provided that this Plan is approved and ratified by the holders of the Company's common stock in accordance with the Company's Certificate of Incorporation at a meeting of the stockholders of the Company held no later than August 8, 2001. If this Plan is not so approved, any Award granted under this Plan subject to such approval shall be cancelled and be null and void.

          (b) DURATION OF THIS PLAN; DATE OF GRANT. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to Associates or to persons who are about to become Associates, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to a non-Associate who is about to become an Associate, such specified contingencies shall include, without limitation, that such person becomes an Associate.

          (c) RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an employee of the Company the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

          (d) TAX WITHHOLDING. The Company shall withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the numbers of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

          (e) AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law and subject to the requirements of
     Section 2(b), in which event, as provided in Section 2(b), the term "Agreement" shall mean the Agreement as so amended. Amendments are subject to approval of the stockholders of the Company only as required by applicable law or regulation, or if the amendment increases the total number of shares available under this Plan. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

          (f) ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option purchase price as to any outstanding Options, in the purchase price as to any outstanding Stock Appreciation Rights, and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares, and comparable adjustments, if applicable, to any outstanding Other Stock-Based Award, shall be made by the Committee to give effect to adjustments made in the number or type of Shares through a Fundamental Change, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock combination, rights offering, spin-off or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share, for which purpose one-half share shall be rounded down to the nearest whole Share.

          (g) OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

          (h) BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

          (i) UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          (j) LIMITS OF LIABILITY.

             (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

             (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

             (iii) To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

          (k) COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company's Shares may, at the time, be listed.

          (l) DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

     13. SUBSTITUTE AWARDS. Awards may be granted under this Plan from time to time in substitution for Awards held by employees of other corporations who are about to become Associates, or whose employer is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or a Subsidiary of the Company with another corporation, the acquisition by the Company or a Subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a Subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted, but with respect to Awards which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute option as an Incentive Stock Option.

     14. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Delaware, without giving effect to principles of conflicts of laws, and construed accordingly.

     15. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     16. PRIOR PLANS. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's stockholders as provided by Section 12(a) hereof, the Company's 1992 and 1994 Plans, as the same may have been amended from time to time, shall remain in effect, but grants of stock options pursuant to the 1992 and 1994 Plans shall not be made after the effective date of this Plan. All grants and awards heretofore made under the 1992 and 1994 Plans shall be governed by the terms of the 1992 and 1994 Plans, respectively.

                                                                       EXHIBIT C

                          PROPOSED AMENDMENT TO BYLAWS

(Note: Bold, underlined text in Section 6.9 denotes added provision; Section
6.10 is being added in its entirety)

     6.9 Amendments. Bylaws may be amended, repealed or adopted by a majority of the entire Board, provided that written notice of any such proposed action shall have been given to each director prior to such meeting, or that notice of such addition, amendment, alteration or report shall have been given at the preceding meeting of the Board. The Bylaws may also be amended, repealed or adopted by the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereon; provided, however, that any proposed alteration or repeal of, or the adoption of any Bylaw inconsistent with, Section 1.2, 1.3, 1.4, 1.5, 1.11, 1.12, 1.13 or 1.17 of Article 1 of the
Bylaws or Section 2.1, 2.2, 2.9 or 2.10 of Article 2 of the Bylaws or SECTION
6.10 OF THE BYLAWS OR this sentence, by the stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all stock then issued and outstanding and entitled to vote thereon, voting together as a single class; and, provided, further, however, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new Bylaw or Bylaws must be contained in the notice of such special meeting. The fact that the power to amend these Bylaws has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to amend, adopt or repeal bylaws.

     Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

     6.10 Indemnification and Insurance.

          (a) Generally.

             (1) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to serve at the request of the corporation as a director or officer of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a DIRECTOR or officer (which, for purposes hereof, shall include a trustee or similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity.

             (2) The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to serve at the request of the corporation as an employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity.

             (3) The indemnification provided by this subsection (a) shall be from and against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, but shall only be provided if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

             (4) Notwithstanding the foregoing provisions of this subsection
        (a), in the case of an action or suit by or in the right of the corporation to procure a judgment in its favor (i) the indemnification provided by this subsection (a) shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

             (5) The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          (b) Successful Defense. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith. If a director or officer is not wholly successful, on the merits or otherwise, in any action, suit or proceeding but is successful, on the merits or otherwise, as to any claim, issue or matter in such action, suit or proceeding, the corporation shall indemnify such person against all expenses (including attorneys' fees) actually and reasonably incurred by such person or on his or her behalf relating to each successfully resolved claim, issue or matter. For purposes of this Section 6.10 and without limitation, the termination of a claim, issue or matter in an action, suit or proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

          (c) Determination That Indemnification Is Proper. Any indemnification of a person entitled to indemnity under subsection (a)(1) hereof shall (unless otherwise ordered by a court) be made by the corporation unless a determination is made that indemnification of such person is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in subsection (a)(3) hereof. Any indemnification of a person entitled to indemnity under subsection (a)(2) hereof may (unless otherwise ordered by a court) be made by the corporation upon a determination that indemnification of such person is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsection (a)(3) hereof. Any such determination shall be made
     (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even if less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.

          (d) Advance Payment of Expenses; Notification and Defense of Claim.

             (i) Expenses (including attorneys' fees) incurred by a director or officer in defending a threatened or pending civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

             (ii) Promptly after receipt by a director, officer, employee or agent of notice of the commencement of any action, suit or proceeding, such person shall, if a claim thereof is to be made against the corporation hereunder, notify the corporation of the commencement thereof. The failure to promptly notify the corporation will not relieve the corporation from any liability that it may have to such person hereunder, except to the extent the corporation is prejudiced in its defense of such action, suit or proceeding as a result of such failure.

             (iii) The Board of Directors may authorize the corporation's counsel to represent a director, officer, employee or agent in any action, suit or proceeding, whether or not the corporation is a party to such action, suit or proceeding. In the event the corporation shall be obligated to pay the expenses of any person with respect to an action, suit or proceeding, as provided in this Section 6.10, the corporation, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding, with counsel reasonably acceptable to such person, upon the delivery to such person of written notice of its election to do so. After delivery of such notice, approval of such counsel by such person and the retention of such counsel by the corporation, the corporation will not be liable to such person under this Section 6.10 for any fees of counsel subsequently incurred by such person with respect to the same action, suit or proceeding, provided that (i) the director, officer, employee or agent shall have the right to employ his or her counsel in such action, suit or proceeding at such person's expense and (b) if (i) the employment of counsel by such person has been previously authorized in writing by the corporation, (ii) counsel to the director, officer, employee or agent shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and such person in the conduct of any such defense or (iii) the corporation shall not, in fact, have employed counsel to assume the defense of such action, suit or proceeding, then the fees and expenses of such person's counsel shall be at the expense of the corporation.

             (iv) Notwithstanding any other provision of this Section 6.10 to the contrary, to the extent that any director or officer is, by reason of his or her corporate status, a witness or otherwise participates in any action, suit or proceeding at a time when such person is not a party in the action, suit or proceeding, the corporation shall indemnify such person against all expenses (including attorneys' fees) actually and reasonably incurred by such person or on his or her behalf in connection therewith.

          (e) Procedure for Indemnification of Required Indemnitees. Any indemnification of a person the corporation is required to indemnify under subsection (a) hereof, or advance of costs, charges and expenses of a person the corporation is required to pay under subsection (d) hereof, shall be made promptly, and in any event within 60 days, upon the written request of such person. If the corporation fails to respond within 60 days, then the request for indemnification shall be deemed to be approved. The right to indemnification or advances as granted by this Section 6.10 shall be enforceable by the person the corporation is required to indemnify under subsection (a) hereof in any court of competent jurisdiction if the corporation denies such request, in whole or in part. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under subsection (d) hereof where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in subsection (a) hereof, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsection (a) hereof, nor the fact that there has been an actual determination by the corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          A director or officer shall be presumed to be entitled to indemnification under this Section 6.10 upon submission of a request for indemnification pursuant to this subsection (e), and the corporation shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. Such presumption shall be used as a basis for a determination of entitlement to indemnification unless the corporation provides information sufficient to overcome such presumption by clear and convincing evidence.

          (f) Survival; Preservation of Other Rights. The provisions of this
     Section 6.10 shall be deemed to be a contract between the corporation and each director, officer, employee and agent who serves in such capacity at any time while these provisions as well as the relevant provisions of the General Corporation Law of the State of Delaware are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent. The indemnification provided by this Section 6.10 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (g) Indemnification Agreements. Without limiting the provisions of this Section 6.10, the corporation is authorized from time to time, without further action by the stockholders of the corporation, to enter into agreements with any director, officer, employee or agent of the corporation providing such rights of indemnification as the corporation may deem appropriate, up to the maximum extent permitted by law. Any agreement entered into by the corporation with a director may be authorized by the other directors, and such authorization shall not be invalid on the basis that similar agreements may have been or may thereafter be entered into with other directors.

          (h) Insurance and Subrogation

             (i) The corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to serve at the request of the corporation as a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against, and incurred by, him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Section 6.10.

             (ii) In the event of any payment by the corporation under this
        Section 6.10, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of such person, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the corporation to bring suit to enforce such rights in accordance with the terms of such insurance policy.

             (iii) The corporation shall not be liable under this Section 6.10 to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) if and to the extent that such person has otherwise actually received such payment under the Certificate of Incorporation or these Bylaws or any insurance policy, contract, agreement or otherwise.

          (i) Certain Definitions. For purposes of this Section 6.10, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Section 6.10 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Section 6.10, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Section 6.10.

          (j) Limitation on Indemnification. Notwithstanding any other provision herein to the contrary, the corporation shall not be obligated pursuant to these Bylaws:

             (a) To indemnify or advance expenses to a director, officer, employee or agent with respect to proceedings (or part thereof) initiated by such person, except with respect to proceedings brought to establish or enforce a right to indemnification (which shall be governed by the provisions of this Section 6.10), unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the corporation.

             (b) To indemnify a director, officer, employee or agent for any expenses incurred by such person with respect to any proceeding instituted by such person to enforce or interpret these Bylaws, if a court of competent jurisdiction determines that each of the material assertions made by such person in such proceedings was not made in good faith or was frivolous;

             (c) To indemnify a director, officer, employee or agent for expenses or the payment of profits arising from the purchase and sale by such person of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

          (k) Certain Settlement Provisions. The corporation shall have no obligation to indemnify any director, officer, employee or agent under this
     Section 6.10 for amounts paid in settlement of any action, suit or proceeding without the corporation's prior written consent, which shall not be unreasonably withheld. The corporation shall not settle any action, suit or proceeding in any manner that would impose any fine or other obligation on any director or officer or employee or agent without such person's prior written consent.

          (l) Savings Clause. If this Section 6.10 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Section 6.10 that shall not have been invalidated and to the full extent permitted by applicable law.

          (m) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to a director or officer in whole or in part, it is agreed that, in such event, the corporation shall contribute to the payment of such director's or officer's costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, but not including an action by or in the right of the corporation, in an amount that is just and equitable in the circumstances, taking into account, among other things, contributions by other directors and officers of the corporation or others pursuant to indemnification agreements or otherwise; provided, that, without limiting the generality of the foregoing, such contribution shall not be required where such holding by the court is due to (i) the failure of such director or officer to meet the standard of conduct set forth in subsection (a) hereof, or (ii) any limitation on indemnification set forth in subsection (h)(iii), (j) or (k) hereof.

          (n) Form and Delivery of Communications. Any notice, request or other communication required or permitted to be given to the corporation under this Section 6.10 shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the General Counsel or Secretary of the corporation at its principal executive offices.

          (o) Subsequent Legislation. If the General Corporation Law of Delaware is amended after adoption of this Section 6.10 to expand further the indemnification permitted to directors or officers, then the corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

                                                                       EXHIBIT D

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             EXPRESS SCRIPTS, INC.

     The name under which the Corporation was originally incorporated is Nyles, Inc., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 27, 1992.

     1. The current name of the Corporation is Express Scripts, Inc.

     2. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     3. The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 in the County of New Castle. The Corporation Trust Company is the Corporation's registered agent at that address.

     4. The total number of shares of stock which the Corporation has authority to issue is 186,000,000 shares, of which (i) 5,000,000 shares are preferred stock, par value $0.01 per share (the "Preferred Stock"), and (ii) 181,000,000 shares are common stock, par value $0.01 per share. Upon the effectiveness of this Amended and Restated Certificate of Incorporation, without further action by the Corporation or any stockholder, (A) each outstanding share, and each treasury share, of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock") shall be automatically reclassified and changed into one share of common stock, par value $0.01 per share (the "Common Stock"), (B) the authorized Class B Common Stock, par value $0.01 per share, of which no shares are issued and outstanding, shall be eliminated and extinguished, (C) all stock option plans covering shares of Class A Common Stock shall now automatically be deemed to cover an equal number of shares of Common Stock, and (D) each outstanding warrant or option to purchase shares of Class A Common Stock shall automatically be deemed to represent a warrant or option to purchase the same number of shares of Common Stock. Holders of record of any certificates that, immediately prior to the effectiveness of this Amended and Restated Certificate of Incorporation, represented shares of Class A Common Stock, but which now, by virtue hereof, represent shares of Common Stock, shall be entitled to receive, upon surrender of such certificates, new certificates that evidence the appropriate number of shares of Common Stock. Upon consummation of the reclassification set forth herein, the holders of shares of Common Stock of the Corporation shall have all the rights accorded to them by law and this Amended and Restated Certificate of Incorporation.

          4.1 Preferred Stock.

             4.1.1 The Board of Directors is hereby authorized to issue the Preferred Stock in one or more series, to fix the number of shares of any such series of Preferred Stock, and to fix, through a certificate of designations filed with the Secretary of State of the State of Delaware (the "Preferred Stock Designation"), the designation of any such series as well as the powers, preferences, and rights and the qualifications, limitations, or restrictions of the Preferred Stock.

             4.1.2 The authority of the Board of Directors shall include, without limitation, the power to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions, if any), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock , and the number of shares constituting any such unissued series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          4.2 Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as otherwise provided by applicable law or in this Certificate of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

     5. The Board of Directors shall have the power to make, alter or repeal the by-laws of the Corporation.

     6. The election of the Board of Directors need not be by written ballot.

     7. The Corporation shall indemnify to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware as amended from time to time each person who is or was a director or officer of the Corporation and the heirs, executors and administrators of such a person.

     8. No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director for any act or omission occurring subsequent to the date when this provision becomes effective, except that he may be liable (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Article Eight, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article Eight, shall eliminate or reduce the effect of this Article Eight in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Eight, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

     9. No action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders of the Corporation to consent in writing, without a meeting, to the taking of any action is specifically denied; provided, however, that the holders of Preferred Stock may act by written consent to the extent provided in a resolution or resolutions of the Board of Directors authorizing the issuance of a particular series of Preferred Stock pursuant to Article Four of this Certificate of Incorporation.

     10. The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

     11. This Amended and Restated Certificate of Incorporation is duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Express Scripts, Inc. has caused this Amended and Restated Certificate of Incorporation to be executed by ------------------ , its ------------------ this ------ day of
------------------ , 2001.

                                      ------------------------------------------
                                      Name:
                                      Title:

                             [EXPRESS SCRIPTS LOGO]

                                                                   April 9, 2001

     Dear Shareholder:

     The Annual Meeting of Stockholders of Express Scripts, Inc. will be held at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, at 9:30 a.m. on Wednesday, May 23, 2001.

     It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, vote by telephone or the Internet or execute the attached Proxy form below and return it promptly in the envelope provided.






                              EXPRESS SCRIPTS, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 23, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Barrett A. Toan and Stuart L. Bascomb, or either one of them, as attorneys-in-fact, agents and proxies for the undersigned with full power of substitution, to vote all shares of the Class A Common Stock of the undersigned in Express Scripts, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held on May 23, 2001 at 9:30 A.M., at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, or at any adjournment thereof, upon the matters described in the Notice of such Meeting and accompanying Proxy Statement, receipt of which is acknowledged, and upon such other business as may properly come before the Meeting or any adjournments thereof, hereby revoking any proxies heretofore given. Please sign exactly as the name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officers. If a partnership, please sign in partnership name by authorized persons.

                  (Continued and to be signed on other side)

                      ANNUAL MEETING OF STOCKHOLDERS OF

                            EXPRESS SCRIPTS, INC.

                                 May 23, 2001

                          ---------------------------
                           PROXY VOTING INSTRUCTIONS
                          ---------------------------

TO VOTE BY MAIL

     Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

     Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

     Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                                            ------------------------------------
YOUR CONTROL NUMBER IS ----------------->
                                            ------------------------------------



                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[X] Please mark your
    vote as in this example.
--------------------------------------------------------------------------------

(1) Election of Directors

[ ] FOR ALL THE NOMINEES LISTED BELOW                  [ ] WITHHOLD AUTHORITY TO VOTE FOR
  (except as marked to the contrary below)              ALL NOMINEES LISTED BELOW
NOMINEES:

STUART L. BASCOMB                                      SEYMOUR STERNBERG
GARY G. BENANAV                                        BARRETT A. TOAN
FRANK J. BORELLI                                       HOWARD L. WALTMAN
THOMAS P. Mac MAHON                                    NORMAN ZACHARY

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME BELOW.

---------------------------------------------------

                                                                         FOR    AGAINST   ABSTAIN
                                                                         ---    -------   -------
(2) Approval and ratification of the Express Scripts, Inc. 2000 Long-    [ ]      [ ]       [ ]
Term Incentive Plan

(3) Ratification of the adoption of the indemnification and insurance    [ ]      [ ]       [ ]
amendment to the Company's Bylaws

(4) Approval and ratification of the Company's Amended and Restated      [ ]      [ ]       [ ]
Certificate of Incorporation

(5) Ratification of the appointment of PricewaterhouseCoopers LLP as     [ ]      [ ]       [ ]
the Company's independent accountants for 2001


     THIS PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 5 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT.

     (YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY)

                                                         Dated:
---------------------   --------------------------------       -----------------
 (Signature)              (Signature if held jointly)

NOTE:  Please sign exactly as the name(s) appear on this proxy card.
When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officers. If a partnership, please sign in partnership name by authorized persons.

                             [EXPRESS SCRIPTS LOGO]

                                                                   April 9, 2001

     Dear Shareholder:

     The Annual Meeting of Stockholders of Express Scripts, Inc. will be held at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, at 9:30 a.m. on Wednesday, May 23, 2001.

     It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, vote by telephone or the Internet or execute the attached Proxy form below and return it promptly in the envelope provided.






                              EXPRESS SCRIPTS, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 23, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Barrett A. Toan and Stuart L. Bascomb, or either one of them, as attorneys-in-fact, agents and proxies for the undersigned with full power of substitution, to vote all shares of the Class A Common Stock of the undersigned in Express Scripts, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held on May 23, 2001 at 9:30 A.M., at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, or at any adjournment thereof, upon the matters described in the Notice of such Meeting and accompanying Proxy Statement, receipt of which is acknowledged, and upon such other business as may properly come before the Meeting or any adjournments thereof, hereby revoking any proxies heretofore given. Please sign exactly as the name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officers. If a partnership, please sign in partnership name by authorized persons.

                  (Continued and to be signed on other side)

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                            EXPRESS SCRIPTS, INC.

                                 May 23, 2001




                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[X] Please mark your
    vote as in this example.
--------------------------------------------------------------------------------

(1) Election of Directors

[ ] FOR ALL THE NOMINEES LISTED BELOW                  [ ] WITHHOLD AUTHORITY TO VOTE FOR
  (except as marked to the contrary below)              ALL NOMINEES LISTED BELOW
NOMINEES:

STUART L. BASCOMB                                      SEYMOUR STERNBERG
GARY G. BENANAV                                        BARRETT A. TOAN
FRANK J. BORELLI                                       HOWARD L. WALTMAN
THOMAS P. Mac MAHON                                    NORMAN ZACHARY

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME BELOW.

---------------------------------------------------

                                                                         FOR    AGAINST   ABSTAIN
                                                                         ---    -------   -------
(2) Approval and ratification of the Express Scripts, Inc. 2000 Long-    [ ]      [ ]       [ ]
Term Incentive Plan

(3) Ratification of the adoption of the indemnification and insurance    [ ]      [ ]       [ ]
amendment to the Company's Bylaws

(4) Approval and ratification of the Company's Amended and Restated      [ ]      [ ]       [ ]
Certificate of Incorporation

(5) Ratification of the appointment of PricewaterhouseCoopers LLP as     [ ]      [ ]       [ ]
the Company's independent accountants for 2001


     THIS PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 5 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT.

     (YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY)

                                                         Dated:
---------------------   --------------------------------       -----------------
 (Signature)              (Signature if held jointly)

NOTE:  Please sign exactly as the name(s) appear on this proxy card.
When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officers. If a partnership, please sign in partnership name by authorized persons.